UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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 ☐   Definitive Proxy Statement
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ISIGN SOLUTIONS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ISIGN SOLUTIONS INC.

275 Shoreline Drive, Suite 500
Redwood Shores, California 94065
Telephone: (650) 802-7888
Facsimile: (650) 802-7777

December •, 2015

To the Stockholders of iSign Solutions Inc.:

You are cordially invited to attend a Special Meeting of Stockholders of iSign Solutions Inc., a Delaware corporation (the “Company”), to be held at our headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, on January •, 2016, at • local time, for the following purposes, all as more fully described below and in the attached Proxy Statement.

The Special Meeting will be held for the following purposes:

1.	To consider and vote on a proposal to adopt an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock in a range of not less than 1-for-750 and not more than 1-for-1,250 (Proposal 1). The form of this amendment to our Amended and Restated Certificate of Incorporation is attached to the Proxy Statement as Appendix A.
2.	To consider and vote on a proposal to adopt an amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series A-1 Cumulative Convertible Preferred Stock (the “Series A-1 Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series A-1 Preferred Stock (Proposal 2). The form of this amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock is attached to the Proxy Statement as Appendix B.
3.	To consider and vote on a proposal to adopt an amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock to (a) automatically convert each share of Series B Participating Convertible Preferred Stock (the “Series B Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series B Preferred Stock (Proposal 3). The form of this amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock is attached to the Proxy Statement as Appendix C.
4.	To consider and vote on a proposal to adopt an amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series C Participating Convertible Preferred Stock (the “Series C Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series C Preferred Stock (Proposal 4). The form of this amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock is attached to the Proxy Statement as Appendix D.
5.	To consider and vote on a proposal to adopt an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series D-1 Preferred Stock (Proposal 5). The form of this amendment to our Certificate of Designation of the Series D Convertible Preferred Stock is attached to the Proxy Statement as Appendix E.

6.	To consider and vote on a proposal to adopt an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series D-2 Convertible Preferred Stock (the “Series D-2 Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series D-2 Preferred Stock (Proposal 6). The form of this amendment to our Certificate of Designation of the Series D Convertible Preferred Stock is attached to the Proxy Statement as Appendix F.
7.	To consider and vote on a proposal to adopt a Second Amended and Restated Certificate of Incorporation which will integrate the then-in-effect provisions of our Amended and Restated Certificate of Incorporation and further amend those provisions by, among other things, decreasing our authorized common stock and preferred stock (Proposal 7). The form of the Second Amended and Restated Certificate of Incorporation is attached to the Proxy Statement as Appendix G.
8.	To consider and vote on a proposal to adjourn the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve one or more of Proposals 1, 2, 3, 4, 5, 6 and 7 (Proposal 8).
9.	To consider and vote on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof, by or at the direction of the Board of Directors.

Along with the attached Proxy Statement, we have enclosed a copy of our 2014 Annual Report to Stockholders, which includes our audited financial statements as at and for the year ended December 31, 2014.

Whether or not you plan to attend the Special Meeting, it is still important that your shares be represented. Please submit a proxy to vote your shares in one of three ways: via Internet, telephone or mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy at that time.

Very truly yours,

Philip S. Sassower Co-Chairman and Chief Executive Officer

ISIGN SOLUTIONS INC.

275 Shoreline Drive, Suite 500
Redwood Shores, California 94065
Telephone: (650) 802-7888
Facsimile: (650) 802-7777

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY •, 2016

Dear iSign Stockholders:

A Special Meeting of Stockholders of iSign Solutions Inc., a Delaware corporation (the “Company” or “iSign”), will be held on January •, 2016, at •, local time, at our headquarters at 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065.

The Special Meeting will be held for the following purposes:

1.	To consider and vote on a proposal to adopt an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock in a range of not less than 1-for-750 and not more than 1-for-1,250 (Proposal 1). The form of this amendment to our Amended and Restated Certificate of Incorporation is attached to the Proxy Statement as Appendix A.
2.	To consider and vote on a proposal to adopt an amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series A-1 Cumulative Convertible Preferred Stock (the “Series A-1 Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series A-1 Preferred Stock (Proposal 2). The form of this amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock is attached to the Proxy Statement as Appendix B.
3.	To consider and vote on a proposal to adopt an amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock to (a) automatically convert each share of Series B Participating Convertible Preferred Stock (the “Series B Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series B Preferred Stock (Proposal 3). The form of this amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock is attached to the Proxy Statement as Appendix C.
4.	To consider and vote on a proposal to adopt an amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series C Participating Convertible Preferred Stock (the “Series C Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series C Preferred Stock (Proposal 4). The form of this amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock is attached to the Proxy Statement as Appendix D.

5.	To consider and vote on a proposal to adopt an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series D-1 Preferred Stock (Proposal 5). The form of this amendment to our Certificate of Designation of the Series D Convertible Preferred Stock is attached to the Proxy Statement as Appendix E.
6.	To consider and vote on a proposal to adopt an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series D-2 Convertible Preferred Stock (the “Series D-2 Preferred Stock”) into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series D-2 Preferred Stock (Proposal 6). The form of this amendment to our Certificate of Designation of the Series D Convertible Preferred Stock is attached to the Proxy Statement as Appendix F.
7.	To consider and vote on a proposal to adopt a Second Amended and Restated Certificate of Incorporation which will integrate the then-in-effect provisions of our Amended and Restated Certificate of Incorporation and further amend those provisions by, among other things, decreasing our authorized common stock and preferred stock (Proposal 7). The form of the Second Amended and Restated Certificate of Incorporation is attached to the Proxy Statement as Appendix G.
8.	To consider and vote on a proposal to adjourn the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve one or more of Proposals 1, 2, 3, 4, 5, 6 and 7 (Proposal 8).
9.	To consider and vote on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof, by or at the direction of the Board of Directors.

Stockholders of record at the close of business on December 28, 2015, the record date for the Special Meeting, are entitled to notice of the Special Meeting and to vote the shares held on that date at the Special Meeting. Stockholders of record of the Company’s common stock and preferred stock may vote their shares by proxy, whether or not they plan to attend the Special Meeting, via Internet, telephone or mail. This proxy is being solicited by the Board of Directors.

By Order of the Board of Directors,

Philip Sassower Co-Chairman and Chief Executive Officer
Dated and Mailed:	Redwood Shores, California December •, 2015

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, TELEPHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS FOR YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY VIA INTERNET, TELEPHONE OR MAIL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JANUARY •, 2016.

Our proxy statement, which is enclosed with this mailing, is also available at www.proxyvote.com.

iSign Solutions Inc.

Page
SPECIAL MEETING	1

BACKGROUND FOR OUR PROPOSALS	7

PROPOSAL 1 — APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK IN A RANGE OF NOT LESS THAN 1-FOR-750 AND NOT MORE THAN 1-FOR-1,250	16

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES A-1 CUMULATIVE CONVERTIBLE PREFERRED STOCK TO, AMONG OTHER THINGS, (A) AUTOMATICALLY CONVERT EACH SHARE OF SERIES A-1 CUMULATIVE CONVERTIBLE PREFERRED STOCK (THE “SERIES A-1 PREFERRED STOCK”) INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (B) REDUCE THE CONVERSION PRICE OF OUR SERIES A-1 PREFERRED STOCK
22

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES B PARTICIPATING CONVERTIBLE PREFERRED STOCK TO (A) AUTOMATICALLY CONVERT EACH SHARE OF SERIES B PARTICIPATING CONVERTIBLE PREFERRED STOCK (THE “SERIES B PREFERRED STOCK”) INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (B) REDUCE THE CONVERSION PRICE OF OUR SERIES B PREFERRED STOCK	25

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES C PARTICIPATING CONVERTIBLE PREFERRED STOCK TO, AMONG OTHER THINGS, (A) AUTOMATICALLY CONVERT EACH SHARE OF SERIES C PARTICIPATING CONVERTIBLE PREFERRED STOCK (THE “SERIES C PREFERRED STOCK”) INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (B) REDUCE THE CONVERSION PRICE OF OUR SERIES C PREFERRED STOCK
28

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF DESIGNATION OF THE SERIES D CONVERTIBLE PREFERRED STOCK TO, AMONG OTHER THINGS, (A) AUTOMATICALLY CONVERT EACH SHARE OF SERIES CONVERTIBLE D-1 PREFERRED STOCK (THE “SERIES D-1 PREFERRED STOCK”) INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (B) REDUCE THE CONVERSION PRICE OF OUR SERIES D-1 PREFERRED STOCK	31

i

Page
PROPOSAL 6 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF DESIGNATION OF THE SERIES D CONVERTIBLE PREFERRED STOCK TO, AMONG OTHER THINGS, (A) AUTOMATICALLY CONVERT EACH SHARE OF SERIES CONVERTIBLE D-2 PREFERRED STOCK (THE “SERIES D-2 PREFERRED STOCK”) INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (B) REDUCE THE CONVERSION PRICE OF OUR SERIES D-2 PREFERRED STOCK	35

PROPOSAL 7 — ADOPT A SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WHICH WILL INTEGRATE THE THEN-IN-EFFECT PROVISIONS OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND FURTHER AMEND THOSE PROVISIONS BY, AMONG OTHER THINGS, DECREASING OUR AUTHORIZED COMMON STOCK AND PREFERRED STOCK	39

PROPOSAL 8 — ADJOURN THE SPECIAL MEETING, IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ONE OR MORE OF PROPOSALS 1, 2, 3, 4, 5, 6 AND 7	41

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND PROPOSALS 2, 3, 4, 5 AND 6	42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	45

ANNUAL REPORT; INCORPORATION BY REFERENCE	50

FORWARD-LOOKING STATEMENTS	50

WHERE YOU CAN FIND MORE INFORMATION	51

OTHER MATTERS	51

APPENDICES

APPENDIX A — CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ISIGN SOLUTIONS INC. TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK	A-1

APPENDIX B — CERTIFICATE OF AMENDMENT OF THE THIRD AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES A-1 CUMULATIVE CONVERTIBLE PREFERRED STOCK OF ISIGN SOLUTIONS INC. TO AUTOMATICALLY CONVERT SERIES A-1 PREFERRED STOCK AND REDUCE ITS CONVERSION PRICE
B-1

APPENDIX C — CERTIFICATE OF AMENDMENT OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES B PARTICIPATING CONVERTIBLE PREFERRED STOCK OF ISIGN SOLUTIONS INC. TO AUTOMATICALLY CONVERT SERIES B PREFERRED STOCK AND REDUCE ITS CONVERSION PRICE
C-1

ii

Page
APPENDIX D — CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES C PARTICIPATING CONVERTIBLE PREFERRED STOCK OF ISIGN SOLUTIONS INC. TO AUTOMATICALLY CONVERT SERIES C PREFERRED STOCK AND REDUCE ITS CONVERSION PRICE
D-1

APPENDIX E — CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF DESIGNATION OF THE SERIES D CONVERTIBLE PREFERRED STOCK OF ISIGN SOLUTIONS INC. TO AUTOMATICALLY CONVERT SERIES D-1 PREFERRED STOCK AND REDUCE ITS CONVERSION PRICE
E-1

APPENDIX F — CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF DESIGNATION OF THE SERIES D CONVERTIBLE PREFERRED STOCK OF ISIGN SOLUTIONS INC. TO AUTOMATICALLY CONVERT SERIES D-2 PREFERRED STOCK AND REDUCE ITS CONVERSION PRICE
F-1

APPENDIX G — SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ISIGN SOLUTIONS INC. TO INTEGRATE THE THEN-IN-EFFECT PROVISIONS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND TO DECREASE OUR AUTHORIZED COMMON STOCK AND PREFERRED STOCK
G-1

iii

ISIGN SOLUTIONS INC.

275 Shoreline Drive, Suite 500
Redwood Shores, California 94065
Telephone: (650) 802-7888
Facsimile: (650) 802-7777

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of iSign Solutions Inc. (“we”, “us”, “our”, “iSign”, the “Company” or “our Company”) for use at the Special Meeting of Stockholders, which we refer to as the Special Meeting, to be held at our headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, on January •, 2016, at •, local time, and any adjournment or postponement thereof. The matters to be considered and acted upon at this Special Meeting are set forth in the attached Notice of Special Meeting. This Proxy Statement, the Notice of Special Meeting and the form of proxy are first being mailed to stockholders on December •, 2015.

Record Date

Our Board of Directors has fixed December 28, 2015 as the record date for the purpose of determining stockholders entitled to receive notice of and to vote at the Special Meeting, which we refer to as the Record Date. We will make available an alphabetical list of stockholders entitled to vote at the Special Meeting for examination by any stockholder during ordinary business hours, at our executive offices, from December •, 2015 until the Special Meeting.

Quorum and Required Vote

As of the close of business on the Record Date, there were 234,307,542 shares of our common stock, 928,657 shares of our Series A-1 Cumulative Convertible Preferred Stock (the “Series A-1 Preferred Stock”), 13,190,948 shares of our Series B Participating Convertible Preferred Stock (the “Series B Preferred Stock”), 5,356,258 shares of our Series C Participating Convertible Preferred Stock (the “Series C Preferred Stock”), 7,877,863 shares of our Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”) and 6,223,488 shares of our Series D-2 Convertible Preferred Stock (the “Series D-2 Preferred Stock”) issued and outstanding and entitled to vote at the Special Meeting. Each holder of our common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date. Each holder of our Series A-1 Preferred Stock is entitled to that number of votes per share of Series A-1 Preferred Stock held as of the close of business on the Record Date as if such shares were converted to shares of common stock. Each holder of our Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock is entitled to the number of votes equal to the number of whole shares of common stock into which the shares of Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock, respectively, held by such holder are convertible on the Record Date. As of the Record Date, each share of Series A-1 Preferred Stock converts into approximately 7.1429 shares of our common stock, each share of Series B Preferred Stock converts into approximately 23.0947 shares of our common stock, each share of Series C Preferred Stock converts into approximately 44.4444 shares of our common stock, each share of Series D-1 Preferred Stock converts into approximately 44.4444 shares of our common stock and each share of Series D-2 Preferred Stock converts into approximately 20.0000 shares of our common stock. Accordingly, the holders of our common stock are entitled to 234,307,542 votes, the holders of our Series A-1 Preferred Stock are entitled to approximately 6,633,264 votes, the holders of our Series B Preferred Stock are entitled to approximately 304,640,831 votes, the holders of our Series C Preferred Stock are entitled to approximately

238,055,911 votes, the holders of our Series D-1 Preferred Stock are entitled to approximately 350,127,244 votes and the holders of our Series D-2 Preferred Stock are entitled to approximately 124,469,760 votes, respectively and in the aggregate, on all matters to be voted on by the holders of our common stock and preferred stock, voting together as a single class, and on all matters to be voted on by the holders of common stock and preferred stock, or any series thereof, separately as a class.

The presence, in person or by proxy, of the following is required to constitute a quorum at the meeting: (i) holders of record of common stock and preferred stock representing a majority of the shares entitled to vote at the Special Meeting and (ii) holders of record of common stock and preferred stock representing a majority of the votes entitled to be cast at the Special Meeting.

Amendment to Our Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split (Proposal 1). Proposal 1 will provide for a reverse stock split of our common stock in a range of not less than 1-for-750 and not more than 1-for-1,250. In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 1: (i) holders of record of Series B Preferred Stock representing a majority of the outstanding Series B Preferred Stock; (ii) holders of record of Series C Preferred Stock representing a majority of the outstanding Series C Preferred Stock; (iii) holders of record of Series D-1 Preferred Stock representing a majority of the outstanding Series D-1 Preferred Stock; (iv) holders of record of Series D-2 Preferred Stock representing a majority of the outstanding Series D-2 Preferred Stock; and (v) holders of record of common stock representing a majority of the outstanding common stock. The affirmative vote of each of the following holders is required to approve Proposal 1: (i) holders representing a majority of the voting power of our common stock and preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class; and (vi) holders representing a majority of our outstanding common stock, voting as a separate class.

Amendment to Our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock to, Among Other Things, (i) Automatically Convert Each Share of Our Series A-1 Preferred Stock into Shares of Common Stock Upon the Closing of a Firm-Commitment Underwritten Public Offering of Shares of Our Common Stock at a Price Per Share of Not Less Than $4.00 Which Provides At Least $8 Million in Gross Proceeds to the Company and (ii) Reduce the Conversion Price of Our Series A-1 Preferred Stock (Proposal 2). Proposal 2 will, among other things, provide for the automatic conversion of each share of Series A-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and the reduction of the conversion price of Series A-1 Preferred Stock. In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 2: (i) holders of record of preferred stock representing a majority of the votes entitled to be cast by the preferred stock at the Special Meeting; (ii) holders of record of Series A-1 Preferred Stock representing a majority of the outstanding Series A-1 Preferred Stock; (iii) holders of record of Series B Preferred Stock representing a majority of the outstanding Series B Preferred Stock; (iv) holders of record of Series C Preferred Stock representing a majority of the outstanding Series C Preferred Stock; (v) holders of record of Series D-1 Preferred Stock representing a majority of the outstanding Series D-1 Preferred Stock; and (vi) holders of record of Series D-2 Preferred Stock representing a majority of the outstanding Series D-2 Preferred Stock. The affirmative vote of each of the following holders is required to approve Proposal 2: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series A-1 Preferred Stock, voting as a separate class (iii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (v) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (vi) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Amendment to Our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock to (i) Automatically Convert Each Share of Our Series B Preferred Stock into Shares of Common Stock Upon the Closing of a Firm-Commitment Underwritten Public Offering of Shares of Our Common Stock at a Price Per Share of Not Less Than $4.00 Which Provides At Least $8 Million in Gross Proceeds to the

Company and (ii) Reduce the Conversion Price of Our Series B Preferred Stock (Proposal 3). Proposal 3 will provide for the automatic conversion of each share of Series B Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and the reduction of the conversion price of Series B Preferred Stock. In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 3: (i) holders of record of preferred stock representing a majority of the votes entitled to be cast by the preferred stock at the Special Meeting; (ii) holders of record of Series B Preferred Stock representing a majority of the outstanding Series B Preferred Stock; (iii) holders of record of Series C Preferred Stock representing a majority of the outstanding Series C Preferred Stock; (iv) holders of record of Series D-1 Preferred Stock representing a majority of the outstanding Series D-1 Preferred Stock; and (v) holders of record of Series D-2 Preferred Stock representing a majority of the outstanding Series D-2 Preferred Stock. The affirmative vote of each of the following holders is required to approve Proposal 3: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Amendment to Our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock to, Among Other Things, (i) Automatically Convert Each Share of Our Series C Preferred Stock into Shares of Common Stock Upon the Closing of a Firm-Commitment Underwritten Public Offering of Shares of Our Common Stock at a Price Per Share of Not Less Than $4.00 Which Provides At Least $8 Million in Gross Proceeds to the Company and (ii) Reduce the Conversion Price of Our Series C Preferred Stock (Proposal 4). Proposal 4 will, among other things, provide for the automatic conversion of each share of Series C Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and the reduction of the conversion price of Series C Preferred Stock. In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 4: (i) holders of record of preferred stock representing a majority of the votes entitled to be cast by the preferred stock at the Special Meeting; (ii) holders of record of Series B Preferred Stock representing a majority of the outstanding Series B Preferred Stock; (iii) holders of record of Series C Preferred Stock representing a majority of the outstanding Series C Preferred Stock; (iv) holders of record of Series D-1 Preferred Stock representing a majority of the outstanding Series D-1 Preferred Stock; and (v) holders of record of Series D-2 Preferred Stock representing a majority of the outstanding Series D-2 Preferred Stock. The affirmative vote of each of the following holders is required to approve Proposal 4: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Amendment to Our Certificate of Designation of the Series D Convertible Preferred Stock to, Among Other Things, (i) Automatically Convert Each Share of Our Series D-1 Preferred Stock into Shares of Common Stock Upon the Closing of a Firm-Commitment Underwritten Public Offering of Shares of Our Common Stock at a Price Per Share of Not Less Than $4.00 Which Provides At Least $8 Million in Gross Proceeds to the Company and (ii) Reduce the Conversion Price of Our Series D-1 Preferred Stock (Proposal 5). Proposal 5 will, among other things, provide for the automatic conversion of each share of Series D-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and the reduction of the conversion price of Series D-1 Preferred Stock. In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 5: (i) holders of record of preferred stock representing a majority of the votes entitled to be cast by the preferred stock at the Special Meeting; (ii) holders of record of Series B Preferred Stock representing a majority of the outstanding Series B Preferred Stock; (iii) holders of record of Series C Preferred Stock representing a majority of the outstanding Series C Preferred Stock; (iv) holders of record of Series D-1 Preferred Stock representing a majority of the outstanding Series D-1 Preferred Stock; and (v) holders of record of Series D-2 Preferred Stock representing a majority of the outstanding Series D-2 Preferred Stock. The affirmative vote of each of the following holders is required to approve Proposal 5: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Amendment to Our Certificate of Designation of the Series D Convertible Preferred Stock to, Among Other Things, (i) Automatically Convert Each Share of Our Series D-2 Preferred Stock into Shares of Common Stock Upon the Closing of a Firm-Commitment Underwritten Public Offering of Shares of Our Common Stock at a Price Per Share of Not Less Than $4.00 Which Provides At Least $8 Million in Gross Proceeds to the Company and (ii) Reduce the Conversion Price of Our Series D-2 Preferred Stock (Proposal 6). Proposal 6 will, among other things, provide for the automatic conversion of each share of Series D-2 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and the reduction of the conversion price of Series D-2 Preferred Stock. In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 6: (i) holders of record of preferred stock representing a majority of the votes entitled to be cast by the preferred stock at the Special Meeting; (ii) holders of record of Series B Preferred Stock representing a majority of the outstanding Series B Preferred Stock; (iii) holders of record of Series C Preferred Stock representing a majority of the outstanding Series C Preferred Stock; (iv) holders of record of Series D-1 Preferred Stock representing a majority of the outstanding Series D-1 Preferred Stock; and (v) holders of record of Series D-2 Preferred Stock representing a majority of the outstanding Series D-2 Preferred Stock. The affirmative vote of each of the following holders is required to approve Proposal 6: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Amendment and Restatement of Our Amended and Restated Certificate of Incorporation, as amended, to Integrate Then-in-Effect Provisions and, Among Other Things, Decrease Our Authorized Common Stock and Preferred Stock (Proposal 7). In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 7: (i) holders of record of preferred stock representing a majority of the votes entitled to be cast by the preferred stock at the Special Meeting; (ii) holders of record of common stock representing a majority of the outstanding common stock; (iii) holders of record of Series B Preferred Stock representing a majority of the outstanding Series B Preferred Stock; (iv) holders of record of Series C Preferred Stock representing a majority of the outstanding Series C Preferred Stock; (v) holders of record of Series D-1 Preferred Stock representing a majority of the outstanding Series D-1 Preferred Stock; and (vi) holders of record of Series D-2 Preferred Stock representing a majority of the outstanding Series D-2 Preferred Stock. The affirmative vote of each of the following holders is required to approve Proposal 7: (i) holders representing a majority of the voting power of our common stock and preferred stock, voting together as a single class; (ii) holders representing a majority of the voting power of our common stock, voting as a separate class; (iii) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (iv) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (v) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (vi) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (vi) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

We refer to Proposals 1, 2, 3, 4, 5, 6 and 7 together as the “Amendment Proposals.”

Adjournment of Special Meeting from Time to Time, If Necessary or Advisable (as Determined in Good Faith by the Board of Directors), to Solicit Additional Proxies If There Are Insufficient Votes at the Time of the Special Meeting to Approve One or More of the Amendment Proposals (Proposal 8). Assuming a quorum for the Special Meeting is present, the affirmative vote of each of the following holders is required to approve Proposal 8: (i) a majority of the shares present in person or by proxy at the Special Meeting and (ii) a majority of the voting power present in person or by proxy at the Special Meeting. Assuming a quorum for the Special Meeting is not present, the affirmative vote of a majority of the voting power present in person or by proxy at the Special Meeting is required to approve Proposal 8.

Abstentions and Broker “Non-Votes”

If stockholders do not give their brokers instructions as to how to vote shares held in street name, the brokers have discretionary authority to vote those shares on ‘routine’ matters, but not on ‘non-routine’ proposals, such as the Amendment Proposals. As a result, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers will be counted as present for the purpose of determining whether there is a quorum at the Special Meeting, but will not be voted on such proposal, which will have the same effect as voting AGAINST any such Amendment Proposals. Abstentions (whether by checking the “abstain” box or attending the Special Meeting and not voting) will be counted as present for the purpose of determining whether there is a quorum at the Special Meeting and for each of the Amendment Proposals, but will have the same effect as voting AGAINST the Amendment Proposals.

Appointment of Proxies

You may vote in person at the Special Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Special Meeting. You can always change your vote at the Special Meeting.

Voting by Proxy

Whether or not you plan to attend the Special Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

•	By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.
•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.
•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.

If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

The named proxies will vote the shares in respect of which they are appointed proxy in accordance with the instructions of the stockholder as indicated on the proxy. If the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of any such instructions, shares represented by such proxies will be voted at the Special Meeting in accordance with the recommendations of the Board of Directors as follows:

“FOR”:

•	Proposal No. 1 — Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock in a range of not less than 1-for-750 and not more than 1-for-1,250;
•	Proposal No. 2 — Approval of an amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series A-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series A-1 Preferred Stock;

•	Proposal No. 3 — Approval of an amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock to (a) automatically convert each share of Series B Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series B Preferred Stock;
•	Proposal No. 4 — Approval of an amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series C Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series C Preferred Stock;
•	Proposal No. 5 — Approval of an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series D-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series D-1 Preferred Stock;
•	Proposal No. 6 — Approval of an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series D-2 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of our Series D-2 Preferred Stock;
•	Proposal No. 7 — Approval of a Second Amended and Restated Certificate of Incorporation , which will integrate the then-in-effect provisions of our Amended and Restated Certificate of Incorporation, as amended, and, among other things, decrease the authorized shares of common stock and preferred stock; and
•	Proposal No. 8 — Adjournment of the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve one or more of the Amendment Proposals.

If any other matters are properly presented at the Special Meeting or any adjournment or postponement thereof, the persons named in the form of proxy will be entitled to vote on those matters in their discretion for shares of stock in respect of which they are appointed proxy. As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Special Meeting.

Revocation of Proxies

A registered holder of common or preferred stock who has given a proxy may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy; by delivering a properly executed proxy card bearing a later date to our Corporate Secretary at 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065; by submitting a proxy bearing a later date via Internet or telephone; or by attending the Special Meeting, revoking the previously-granted proxy and voting in person. Attending the Special Meeting will not automatically revoke your proxy. A non-registered stockholder who wishes to revoke a voting instruction form should contact his or her broker, trustee or nominee for instructions.

In order to be effective, all revocations or later-filed proxies must be delivered to us at the address listed above or submitted via Internet or telephone not later than January •, 2016, • p.m. local time. All valid unrevoked proxies will be voted at the Special Meeting and any adjournments or postponements thereof.

Cost of Proxy Solicitation

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our common and preferred stock. The solicitation will be by mail, with materials being forwarded to the stockholders of record and certain other beneficial owners of our common and preferred stock by our officers and other employees (at no additional compensation). Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone, by facsimile or by electronic communication.

Dissenters’ Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights (i.e., statutory appraisal rights under Delaware law) with respect to any matters to be voted on with respect to this Proxy Statement.

BACKGROUND FOR OUR PROPOSALS

We were incorporated in Delaware in October 1986 under the name Communication Intelligence Corporation. We changed our name to iSign Solutions Inc. in December 2015.

Since our inception, except for the year ended December 31, 2004, we have incurred net losses each fiscal year. For the nine months ended September 30, 2015 and the year ended December 31, 2014, we had net losses of approximately $2.9 million and $4 million, respectively. As of September 30, 2015, our accumulated deficit was approximately $126 million. Our losses have resulted primarily from expenses incurred in research and development of our technology and products and general and administrative expenses. Our operations have consumed substantial amounts of cash. We have financed our operations and met our capital requirements primarily through debt and equity financings. Over the past several years, we have relied to a large extent upon our principal stockholders Michael Engmann (our Co-Chairman) and Phoenix Venture Fund LLC, which we refer to as Phoenix, including its co-managers Philip S. Sassower (our Co-Chairman and Chief Executive Officer) and Andrea Goren (our Chief Financial Officer and a director of our Company), and entities affiliated with them, to assist us in meeting our capital requirements.

In January 2015, we announced an expansion of our partnership with Cegedim SA (“Cegedim”), a global technology and services company and a leader in electronic invoicing, global payments and dematerialization (the removal of paper-based processes) specializing in the healthcare field. As part of the expansion, we extended the term of our existing partnership with Cegedim to a minimum of five years and expanded the existing license grant from electronic signature solutions sold on a standalone basis (and applied to Single Euro Payments Area debit and credit mandates) to the management and authentication of end-to-end digital transaction management solutions that seamlessly handle payment transactions from the issuance of purchase orders and invoices to scheduling and fulfillment of payment. Cegedim has signed a number of contracts that are either in production or expected to go into production in the next few quarters, including contracts with a financial institution specializing in payment solutions and consumer credit, a leading equipment rental company, two major pharmaceutical companies and a global wholesale trader in tools, equipment and other hardware, among others.

Despite the significant improvement in our prospects, the trading price of our common stock continues to remain in a narrow low trading range. Over the last four fiscal quarters ended September 30, 2015, our common stock had a low closing price of $0.0045 per share and a high closing price of $0.0346 per share. As of December 15, 2015, the last trading day prior to the announcement of the Proposed Transaction (as defined below), the closing sale price of our common stock was $0.0119 per share. As of •, the closing sale price of our common stock was $• per share.

Since April 2015, representatives of our Company have met with representatives from numerous hedge funds, money managers, institutional investors, analysts and investment banks, including Joseph Gunnar & Co., LLC, which we refer to as Joseph Gunnar, concerning our Company and ways to enhance the value of our common stock and raise additional capital to grow our business. In connection with these meetings, we were told that, despite our reputation within the electronic signature and digital transaction management industry and expected improvements in our operating results from relationships like Cegedim, many money managers, institutional and retail investors and others would be hesitant to make investments in our common stock because of its low trading price, the trading market in which it is quoted and the complex capital structure of our Company, including the five series of our outstanding preferred stock. We were advised that many broker-dealers, institutional investors and money managers have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage them from recommending low-priced stocks to their customers or purchasing such shares. We were advised that some of the policies and practices of broker-dealers may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Some of the investment banks suggested we effect a reverse stock split of our common stock to uplist our common stock to a more recognizable trading market, such as NASDAQ, and convert our outstanding preferred stock into common stock in order to simplify our capital structure. We also discussed with representatives of investment banks, including Joseph Gunnar, the merits of several alternative transactions and strategies such as a sale of our Company, strategic partnerships, raising capital through a new private placement and not taking any action at all.

On October 16, 2015, we convened a meeting of our Board of Directors and Messrs. Sassower and Goren requested that our Board of Directors form a special committee to consider a proposal to effectuate a reverse split of our common stock and induce the addition of an automatic conversion of our outstanding series of preferred stock into common stock in connection with a proposed public offering. Representatives of Phoenix reported that, based on their valuation of our Company, Phoenix was unwilling to convert its preferred stock into common stock at the conversion prices currently in effect (and the terms of our preferred stock do not currently permit us to mandatorily convert the preferred stock into common stock). Phoenix representatives did, however, indicate that Phoenix would be willing to consider converting its preferred stock at conversion prices that were lower than those currently in effect. Phoenix representatives suggested that through the proposed firm-commitment public offering of our common stock, we could raise funds to assist us in increasing our revenue by expanding our sales and marketing efforts in current markets, increasing our product offerings and growing our business and also eliminate the current overhang, special voting rights, dividend requirements and liquidation preferences of our preferred stock. We believe the capital provided by the firm-commitment public offering will allow us to better execute on our business strategy and key initiatives. A representative from Joseph Gunnar was also present at the October 16, 2015 meeting of our Board of Directors to present his firm’s qualifications and its experience and allow members of our Board of Directors to ask questions about Joseph Gunnar and the transaction proposed by Phoenix. There has been no prior business relationship between Joseph Gunnar and our Company, Phoenix or Michael Engmann, another principal stockholder of our Company.

At the October 16, 2015 Board of Directors meeting, our Board of Directors formed a special committee of independent directors, which we refer to as the Special Committee. The Special Committee is comprised of David Welch, Jeff Holtmeier and, as of November 11, 2015, Francis J. Elenio. None of Messrs. Welch, Holtmeier and Elenio is a member of our management or affiliated with Phoenix or Mr. Engmann. Mr. Holtmeier beneficially owns 29,497 shares of Series D-2 Preferred Stock, which he received through an investment by Genext LLC in April 2012 and through dividends on those shares. The Board of Directors delegated to the Special Committee the power and authority to consider the proposed transaction, and any alternatives, including not engaging in any capital raising transaction. The Special Committee also had the authority to solicit, initiate and participate in discussions with, and facilitate proposals from, potential parties to any alternative to the proposed transaction; review, evaluate and negotiate the terms of the proposed transaction and any alternatives; reject the proposed transaction and any alternatives; and determine whether the proposed transaction or any alternative is fair to, and in the best interests of, the holders of common stock in their capacity as such. The Board of Directors also committed not to effect the proposed transaction without the Special Committee’s positive recommendation.

On October 20, 2015, the Special Committee retained Davis Wright Tremaine LLP, which we refer to as DWT, as its legal counsel. In making its decision to retain DWT, the Special Committee considered numerous factors, including the firm’s experience and qualifications, its familiarity with our Company and its capital structure and the Special Committee’s conclusion that there were no conflicts or relationships that might reasonably be expected to impair DWT’s objectivity or effectiveness as counsel to the Special Committee. In making its decision, the Special Committee also took into consideration DWT’s past representation of our Company, which related primarily to the legal review of our periodic reports we filed with the SEC and representation of our Company in various financing transactions, and expected future similar representation. Since January 1, 2014, we have paid DWT approximately $85,535 in fees for this past representation. The Special Committee discussed the significance of that representation with a representative of DWT. DWT also confirmed that it had no past representation of Phoenix or any of its affiliates or Mr. Engmann.

On October 27, 2015, the Board of Directors by unanimous written consent in lieu of a meeting approved the Company’s engagement of Joseph Gunnar as the Company’s financial advisor and sole bookrunner in connection with a proposed $10 million firm-commitment public offering of our common stock, together with the conversion of all of our outstanding preferred stock into shares of our common stock and a reverse stock split, all of which we refer to as the Proposed Transaction.

On November 24, 2015, the Special Committee held a telephonic meeting at which Mr. Sassower, Mr. Goren and a representative of DWT were present. Mr. Sassower and Mr. Goren, as co-managers of Phoenix, proposed specific terms for reductions in the conversion prices of our series of preferred stock at which Phoenix and Mr. Engmann, another principal stockholder of the Company, would be willing to convert their shares of preferred stock in connection with the Proposed Transaction. The presentation included a proposal to reduce the conversion price of our Series A-1 Preferred Stock from $0.14000 per share to $0.01555 per share, reduce the conversion price of our Series B Preferred Stock from $0.04330 per share to $0.01037 per share, reduce the conversion price of our Series C Preferred Stock from $0.02250 per share to $0.00777 per share, reduce the conversion price of our Series D-1 Preferred Stock from $0.02250 per share to $0.00579 per share and reduce the conversion price of our Series D-2 Preferred Stock from $0.05000 per share to $0.00686 per share. Messrs. Sassower and Goren also suggested a proposed range for a proposed reverse stock split of our common stock with a view to uplist our common stock from the OTCQB to The NASDAQ Capital Market. During the meeting, Messrs. Sassower and Goren gave their views and perspectives with respect to our existing capital structure, our estimated valuation, challenges presented by our existing capital structure, the Proposed Transaction and alternatives to the Proposed Transaction. Mr. Sassower provided the Special Committee background information regarding the Proposed Transaction, including recent developments with respect to our operations, his meetings with numerous investment banks, money managers and institutional investors and analysts regarding our Company and possible transactions, and the trading history of our common stock. Mr. Sassower reported to the Special Committee that Phoenix and Mr. Engmann were unwilling to provide additional capital to the Company in light of its current capital structure and the future prospects of the Company in the absence of the Proposed Transaction. Mr. Goren discussed in detail our capital structure and how our capital structure would be affected by the Proposed Transaction. Mr. Goren discussed some of the material rights of the holders of our preferred stock, including conversion rights, anti-dilution protection provisions, our continuing dividend obligations and the liquidation preferences of each series of our outstanding preferred stock. Mr. Goren also discussed with the Special Committee the majority ownership of our common stock by holders of our preferred stock and the projected dilution resulting from dividends paid in stock to holders of our preferred stock. Mr. Goren also discussed with the Special Committee the continuing dilution to the holders of our outstanding common stock associated with the dividends paid in kind in additional shares of preferred stock to the holders of our Series A-1, Series B, Series C, Series D-1 and Series D-2 Preferred Stock.

On December 4, 2015, the Special Committee held a telephonic meeting, at which a representative of DWT and representatives of Joseph Gunnar were present. At the meeting, the representative of DWT reviewed with the Special Committee the scope of the power and authority that the Board of Directors had delegated to it and reviewed with the Special Committee its fiduciary duties in connection with its consideration of the Proposed Transactions and alternatives thereto. The representative of Joseph Gunnar presented to the Special Committee certain financial and capitalization information regarding the Company and its views regarding the Proposed Transaction.

On December 9, 2015, the Special Committee held a telephonic meeting, at which a representative of DWT and representatives of Joseph Gunnar were present. The primary purpose of the meeting was for Joseph Gunnar to present to the Special Committee its views regarding a range of value for the Company. Joseph Gunnar reviewed with the Special Committee historical operating results and a comparable analysis of publicly traded microcap enterprise software companies. The Special Committee discussed the analysis included in the Joseph Gunnar materials. The Special Committee noted that, if our Company were to be sold at any hypothetical valuation less than $43.6 million, assuming our expected capital structure as of February 15, 2016, the holders of our preferred stock would receive all of the proceeds from the sale and the holders of our common stock would not be entitled to any sale proceeds in such a hypothetical sale transaction.

The Special Committee then reviewed the economic terms of the Proposed Transaction and discussed any possible alternatives to the Proposed Transaction (including the possibility of not engaging in any capital raising efforts at this time). The Special Committee further noted that, given our size and historical operating results, it would be difficult to execute a strategic sale of our Company. Using the valuation for our Company in Joseph Gunnar’s presentation and the liquidation preferences of our outstanding preferred stock, and based upon that discussion, the

Special Committee observed that it would be highly unlikely that we could complete a sale of our Company for a price that would result in any consideration being paid to holders of our common stock. The Special Committee also acknowledged that, in the absence of a sale transaction, our Company will need to obtain additional capital to continue to operate our business. The Special Committee then discussed possible alternative sources of capital in light of the current capitalization of our Company, including the five series of our outstanding preferred stock, and the fact that Phoenix and Mr. Engmann were not willing to provide our Company with capital in light of its current capital structure. The Special Committee also noted that any capital raising transaction with third parties would require the approval of the holders of our outstanding preferred stock, including Phoenix and Mr. Engmann, which could make the completion of such an offering uncertain.

The Special Committee then reviewed the terms of the Proposed Transaction, and considered whether to propose higher conversion prices for the outstanding preferred stock, which would result in less dilution to the holders of our common stock. The Special Committee recognized that the holders of our preferred stock had no inherent incentive to convert their respective holdings of preferred stock into shares of common stock, and that it would be necessary to present a compelling rationale and provide adequate consideration for any such conversion in light of the economic and other rights associated with our outstanding preferred stock. In addition, the Special Committee noted that, given the valuation provided by Joseph Gunnar, the holders of each series of outstanding preferred stock would not receive the full value of their liquidation preference after giving effect to the conversion prices proposed by Phoenix. After further discussion, the Special Committee determined that the Proposed Transaction reflects favorable terms for the holders of our common stock in their capacity as such, and attempts to increase the proposed conversion prices of our outstanding preferred stock could result in the holders of our preferred stock rejecting the Proposed Transaction, which the Special Committee did not believe was in the best interests of the holders of our common stock. In addition, the Special Committee was aware that any significant delay in consummating the Proposed Transaction due to prolonged negotiations with Phoenix and Mr. Engmann, or any delays to seek out an alternative to the Proposed Transaction, could jeopardize the timing of the Proposed Transaction and cause us to lose what we believe is a favorable opportunity to access significant additional capital. In addition, any delays could also result in additional dilution of the holders of our common stock as additional accrued dividends would continue to be paid to the holders of our outstanding preferred stock. Based upon its activities and deliberations, and the information and advice that it had received and considered, the Special Committee unanimously determined that the Proposed Transaction, including the proposed range of the reverse stock split and the proposed reduction of the conversion prices of each series of our outstanding preferred stock, is fair to and in the best interests of the holders of our common stock in their capacity as such, and to recommend to the Board of Directors that the Board of Directors approve the Proposed Transaction and recommend the Proposed Transaction to our stockholders.

On December 11, 2015, our Board of Directors held a telephonic meeting at which a representative of Pillsbury Winthrop Shaw Pittman LLP, counsel to our Company who we refer to as Pillsbury, a representative of Joseph Gunnar and all the members of the Board of Directors other than Mr. Welch were present. At this meeting, a representative of Pillsbury reviewed with the members of the Board of Directors their fiduciary duties. Mr. Sassower then reviewed with the members of the Board of Directors the benefits of the Proposed Transaction to our Company and its stockholders. A member of the Special Committee provided the Board of Directors with a summary of its activities and the recommendation of the Special Committee. A representative of Joseph Gunnar provided a presentation to the Board of Directors in which he communicated Joseph Gunnar’s views regarding a valuation range of the Company, including the financial analysis used in arriving at the range, and the rationale for the Proposed Transaction. Thereafter, the Board of Directors accepted the recommendation of the Special Committee and agreed to continue to review the matter.

On December 16, 2015, the Board of Directors unanimously determined that the Proposed Transaction was advisable and in the best interests of the Company and its stockholders, including the holders of common stock in their capacity as such, and approved the Proposed Transaction. The Board of Directors also recommended that our stockholders approve the amendments to our Amended and Restated Certificate of Incorporation and Certificates of Designation discussed in this Proxy Statement to, among other things, effectuate the reverse stock split and the reduction in the conversion price of each series of our outstanding preferred stock.

Recommendations of the Special Committee

The Special Committee unanimously (1) determined that the Proposed Transaction, including the proposed range of the reverse stock split and the proposed reduction of the conversion prices of each series of our outstanding preferred stock, is fair to and in the best interests of the holders of our common stock in their capacity as such, and

(2) recommended to the Board of Directors that the Board of Directors approve the Proposed Transaction and recommend the Amendment Proposals to our stockholders. As described above, the Special Committee, in making its determination and recommendation, consulted on numerous occasions with its legal advisor and considered a variety of factors. The Special Committee believes that the following factors, taken as a whole, support its determination and recommendation:

Effects of the Proposed Transaction on our capital structure and our common stock. The Special Committee considered the effects the Proposed Transaction would likely have on our capital structure and the holders of our common stock, including:

•	the additional capital available to us from the public offering included within the Proposed Transaction and the sources of capital available to us in the absence of the Proposed Transaction;
•	the simplification of our capital structure and the elimination of the market overhang caused by our outstanding preferred stock and the liquidation preferences of our preferred stock;
•	the elimination of future dilution of our common stock, and the elimination of an increase in the aggregate liquidation preferences of our outstanding preferred stock caused by the accruing dividend feature of each of our series of preferred stock;
•	the possibility of uplisting our common stock from the OTCQB to The NASDAQ Capital Market;
•	expected improvements in analyst coverage and institutional investor interest in our common stock following the public offering;
•	the ability to better attract and retain quality employees with equity incentive compensation using shares of our common stock;
•	the near-term dilution to our outstanding common stock expected to result from the Proposed Transaction; and
•	the market overhang that may result from the substantial amounts of common stock to be held by the current holders of our preferred stock upon conversion of the outstanding preferred stock and purchasers in the public offering immediately following the consummation of the Proposed Transaction.

Financial Terms of the Proposed Transaction. The Special Committee considered the financial terms of the Proposed Transaction, including:

•	the range of value of our Company, based upon the valuation methodology used by Joseph Gunnar, is substantially less than the approximately $43.6 million in aggregate liquidation preference of the outstanding shares of our preferred stock as of November 30, 2015, leaving nothing for the holders of the shares of our common stock in a sale of our Company at such valuation levels; and
•	the range of estimated value of the shares of common stock currently held by the holders of our common stock is substantially lower than the range of the trading price of our common stock on the OTCQB of $0.0045 to $0.016 over the preceding six month period.

Terms of our preferred stock and related matters. The Special Committee considered the terms of the outstanding shares of our preferred stock, including that:

•	our outstanding preferred stock has liquidation and dividend rights senior to the liquidation and dividend rights of our common stock;
•	the total liquidation preference of our outstanding preferred stock is approximately $43.6 million as of November 30, 2015, which would have to be paid to the holders of our preferred stock before the holders of our common stock would receive anything in a liquidation or sale of our Company;
•	our Series A-1 Preferred Stock entitles the holders of that series of preferred stock to dividends at the rate of 8.0% per annum, payable quarterly in cash or additional shares of Series A-1 Preferred Stock, valued at $1.00 per share, which we have historically elected to pay in shares of our Series A-1 Preferred Stock;

•	our Series B, Series C, Series D-1 and Series D-2 Preferred Stock entitle the holders of such series of preferred stock to dividends at the rate of 10.0% per annum, payable quarterly in cash or additional shares of our Series B, Series C, Series D-1 and Series D-2 Preferred Stock, respectively, valued at $1.00 per share, which we have historically elected to pay in shares of our Series B, Series C, Series D-1 and Series D-2 Preferred Stock, respectively;
•	the outstanding shares of our preferred stock are not redeemable by us;
•	the conversion price of each of our series of preferred stock is subject to downward adjustment in the event of certain issuances by us of our common stock or securities convertible into our common stock such as issuances in public offerings or private placements, at a price below such conversion price;
•	the holders of our preferred stock have the ability, in their sole discretion, to convert shares of our preferred stock into shares of our common stock;
•	each of our series of preferred stock, other than our Series A-1 Preferred Stock, which currently does not have a mandatory conversion feature, is only mandatorily convertible with the written consent or vote of the holders of a majority of the outstanding shares of such series, voting separately as a class, although the Series D-1 Preferred Stock and Series D-2 Preferred Stock is mandatorily convertible upon the written consent or vote of the holders of a majority of the outstanding shares of our Series B Preferred Stock to convert all of the outstanding shares of our Series B Preferred Stock; and
•	due to the absence of an effective unilateral right of us to convert or redeem the outstanding shares of our preferred stock, the options available to us with respect to our preferred stock are effectively limited to (1) maintaining the status quo, with the continuing obligation for us to pay dividends on those shares of preferred stock, resulting in further dilution of our common stockholders, (2) engaging in a negotiated transaction with the holders of our preferred stock or (3) engaging in a negotiated alternative transaction with the holders of our preferred stock at a future time.

Alternatives to the Proposed Transaction. The Special Committee considered possible alternatives to the Proposed Transaction and the consequences of such alternatives, including that:

•	given the range of value of our Company, based upon the valuation methodology used by Joseph Gunnar, it appears very unlikely that we could complete a sale of our Company for more than the approximately $43.6 million in aggregate liquidation preference of the outstanding shares of our preferred stock as of November 30, 2015, leaving nothing for the holders of the shares of our common stock in such a sale;
•	Phoenix and Mr. Engmann are not willing to provide additional capital to us based upon our current capital structure, so we would have to seek alternative sources of capital in a private placement;
•	a private placement of our capital stock would likely require the issuance of shares of preferred stock with liquidation, dividend and voting rights senior to the liquidation, dividend and voting rights of our common stock and existing series of preferred stock, which would require the approval of the holders of our existing preferred stock; and
•	any significant delay involved in pursuing an alternative transaction could jeopardize our ability to obtain capital through the Proposed Transaction or a similar transaction.

View of Management. The Special Committee considered the effects that the Proposed Transaction are expected to have on our Company, and management’s view that the Proposed Transaction provides significant additional capital to the Company and simplifies its capital structure.

Financing Condition. The Special Committee considered that the conversion and the consummation of the proposed reduction of the conversion price of each series of our outstanding preferred stock is subject to, among other things, the completion of a firm-commitment public offering of our common stock. The Special Committee also considered the risks associated with our being able to complete such an offering on acceptable terms and the possibility of not doing the offering or any other capital raise.

Tax Treatment of the Transaction. The Special Committee considered that the Proposed Transaction is not expected to result in any adverse tax consequences to us.

Having considered all of the above factors, the Special Committee determined that the Proposed Transaction, including the proposed range of the reverse stock split (including the price paid to holders of our common stock in lieu of issuing fractional shares) and the proposed reduction of the conversion price of each series of our outstanding preferred stock, was fair to and in the best interests of the holders of our common stock in their capacity as such. The foregoing discussion of the information and factors considered by the Special Committee is not intended to be exhaustive and may not include all of the information and factors considered by the Special Committee. The Special Committee, in making its determination regarding the Proposed Transaction, did not find it useful to and did not quantify or assign any relative or specific weights to the various factors that it considered. Rather, the Special Committee views its determination and recommendation as being based on an overall analysis and on the totality of the information presented to and factors considered by it. In addition, in considering the factors described above, individual members of the Special Committee may have given differing weights to different factors, and may have viewed some factors relatively more positively or negatively than others.

Recommendation of the Board of Directors

The Board of Directors determined that the proposed range of the reverse stock split and the proposed conversion and reduction of the conversion prices of each series of our outstanding preferred stock, is fair to and in the best interests of the Company and its stockholders, including holders of our common stock in their capacity as such. Accordingly, the Board of Directors determined to (1) approve the Proposed Transaction, including the Amendment Proposals, (2) submit the Amendment Proposals to the Company’s stockholders and (3) recommend that the Company’s stockholders adopt the Amendment Proposals.

In making such determinations, the Board of Directors considered the recommendations of the Special Committee, the factors set forth under “Recommendations of the Special Committee” and the following factors:

•	the Amendment Proposals would allow us to proceed with the Proposed Transaction and obtain additional capital;
•	the Proposed Transaction would simplify our capital structure and eliminate the overhang created by our preferred stock;
•	the Proposed Transaction would eliminate the dilution to our holders of common stock caused by the dividends payable to holders of our preferred stock and eliminate the liquidation preferences and special voting rights provided to holders of our preferred stock;
•	the Proposed Transaction would make it easier for investors and analysts to understand and follow the Company, and more accurately value our common stock, which in turn is expected to increase the attractiveness of our common stock;
•	the Proposed Transaction could increase the liquidity and marketability of our common stock by making it more likely that it is listed on a national securities exchange and increase the market value per share, which would attract the interest of analysts, institutional investors, investment funds and brokers;
•	the process followed by the Company in having a Special Committee of independent and disinterested directors with an independent legal advisor; and
•	the views of Joseph Gunnar and management with respect to the Proposed Transaction.

The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive and may not include all of the information and factors considered by the Board of Directors. The Board of Directors, in making its determination regarding the Proposed Transaction, including the Amendment Proposals, did not find it useful to, and did not, quantify or assign any relative or specific weights to the various factors that it considered. Rather, the Board of Directors views its determinations as being based on an overall analysis and on the totality of the information presented to and factors considered by it (including specifically the recommendations of the Special Committee). In addition, in considering the factors described above, individual members of the Board of Directors may have given differing weights to different factors, and may have viewed some factors relatively more positively or negatively than others.

Interests of our Officers and Directors in the Proposals

Our directors and officers and their affiliates may have interests in the Proposed Transaction that are different from the interests of the holders of our common stock in their capacity as such, and have relationships that may present conflicts of interests. The address of each such director and officer is c/o iSign Solutions Inc., 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065-1413.

As of the Record Date, Philip S. Sassower, our Co-Chairman of the Board and Chief Executive Officer, together with his affiliated entities (including Phoenix, one of our principal stockholders, SG Phoenix LLC, Phoenix Venture Fund LLC, Phoenix Enterprises Family Fund LLC and Phoenix Banner Holdings LLC), beneficially owns 442,002,060 shares, or approximately 71.7% of the outstanding shares, of our common stock (including 347,130,438 shares of common stock issuable upon the conversion of our preferred stock). If Proposals 2, 3, 4, 5 and 6 are approved, and assuming all of our preferred stock is converted into common stock in the Proposed Transaction, Mr. Sassower and his affiliated entities (including Phoenix) will beneficially own 1,406,887,559 shares of common stock or approximately 88.9% of the outstanding shares of our common stock, without giving effect to our reverse stock split.

As of the Record Date, Andrea Goren, our Chief Financial Officer and a member of our Board of Directors, together with his affiliated entities (including Andax, LLC, Phoenix, SG Phoenix LLC, Phoenix Venture Fund LLC and Phoenix Banner Holdings LLC), beneficially owns 410,343,671 shares, or approximately 69.82% of the outstanding shares, of our common stock (including 325,462,678 shares of common stock issuable upon the conversion of our preferred stock). If Proposals 2, 3, 4, 5 and 6 are approved, and assuming all of our preferred stock is converted into common stock in the Proposed Transaction, Mr. Goren and his affiliated entities (including Phoenix) will beneficially own 1,308,337,237 shares of common stock, or approximately 88.1% of the outstanding shares of our common stock, without giving effect to our reverse stock split.

As of the Record Date, Michael Engmann, our Co-Chairman of the Board, together with his affiliated entities (including MDNH Partners, LP and KENDU Partners), beneficially owns 227,524,729 shares, or approximately 50.11% of the outstanding shares, of our common stock (including 133,729,955 shares of common stock issuable upon the conversion of our preferred stock). If Proposals 2, 3, 4, 5 and 6 are approved, and assuming all of our preferred stock is converted into common stock in the Proposed Transaction, Mr. Engmann and his affiliated entities will beneficially own 651,423,887 shares of common stock, or approximately 74.2% of the outstanding shares of our common stock, without giving effect to our reverse stock split.

As of the Record Date, Stanley Gilbert, a member of our Board of Directors, together with his affiliated entities (including Stanley Gilbert PC, Galaxy LLC and Mrs. Gilbert), beneficially owns 54,346,846 shares, or approximately 19.5% of the outstanding shares, of our common stock (including 34,496,030 shares of common stock issuable upon the conversion of our preferred stock). If Proposals 2, 3, 4, 5 and 6 are approved, and assuming all of our preferred stock is converted into common stock in the Proposed Transaction, Mr. Gilbert and his affiliated entities will beneficially own 144,538,931 shares of common stock, or approximately 39.2% of the outstanding shares of our common stock, without giving effect to our reverse stock split.

As of the Record Date, Jeffrey Holtmeier, a member of our Board of Directors and a member of the Special Committee, together with his affiliated entity, Genext, LLC, beneficially owns 2,423,540 shares, or approximately 1.0% of the outstanding shares, of our common stock (including 589,940 shares of common stock issuable upon the conversion of our preferred stock). If Proposals 2, 3, 4, 5 and 6 are approved, and assuming all of our preferred stock is converted into common stock in the Proposed Transaction, Mr. Holtmeier and his affiliated entity will beneficially own 5,629,868 shares of common stock, or approximately 2.3% of the outstanding shares of our common stock, without giving effect to our reverse stock split.

As of the Record Date, David E. Welch, a member of our Board of Directors and a member of the Special Committee, beneficially owns 1,890,272 shares of our common stock. If Proposals 2, 3, 4, 5 and 6 are approved, and assuming all of our preferred stock is converted into common stock in the Proposed Transaction, Mr. Welch will beneficially own 1,890,272 shares of common stock, or approximately 0.8% of the outstanding shares of our common stock, without giving effect to our reverse stock split.

As of the Record Date, William Keiper, our President and Chief Operating Officer, together with his affiliated entity, FirstGlobal Partners LLC, beneficially owns 26,927,933 shares, or approximately 10.3% of the outstanding shares, of our common stock (including 13,326,653 shares of common stock issuable upon the conversion of our preferred stock). If Proposals 2, 3, 4, 5 and 6 are approved, and assuming all of our preferred stock is converted into common stock in the Proposed Transaction, Mr. Keiper and his affiliated entity will beneficially own 52,192,014 shares of common stock, or approximately 18.2% of the outstanding shares of our common stock, without giving effect to our reverse stock split.

As of the Record Date, Francis Elenio, a member of our Board of Directors, beneficially owns 83,333 shares of our common stock. If Proposals 2, 3, 4, 5 and 6 are approved, and assuming all of our preferred stock is converted into common stock in the Proposed Transaction, Mr. Elenio will beneficially own 83,333 shares of common stock, or approximately 0.04% of the outstanding shares of our common stock, without giving effect to our reverse stock split.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK

General

The Board of Directors has adopted, and is recommending that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse split of all of our outstanding shares of common stock at an exchange ratio of not less than 1-for-750 and not more than 1-for-1,250, which we sometimes refer to as the Reverse Stock Split or reverse stock split. The form of this amendment to our Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix A.

If this proposal is approved, the Board of Directors or a committee thereof will have the authority, but not the obligation, in its sole discretion and without any further action on the part of the stockholders, to effect the reverse stock split within this range at any time it believes to be most advantageous to our Company and stockholders. This proposal would give the Board of Directors or a committee thereof the authority to implement one, but not more than one, reverse stock split. The exact ratio of the reverse stock split, if effected, would be set at a whole number within the range as determined by the Board of Directors or a committee thereof in its sole discretion. The reverse stock split amendment would not change the number of authorized shares of our common stock or preferred stock and the par value of our common stock would remain at $0.01 per share.

We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

•	the initial listing requirements of The NASDAQ Capital Market;
•	the historical trading price and trading volume of our common stock;
•	the number of shares of our common stock outstanding;
•	the number of shares of common stock issuable upon conversion of our preferred stock;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
•	the anticipated impact in connection with our proposed firm-commitment underwritten public offering; and
•	prevailing general market and economic conditions.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors or a committee thereof, no less than 750 and no more than 1,250 shares of existing common stock, as determined by our Board of Directors or a committee thereof, will be combined into one share of common stock. The amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split, if any, will effect only the reverse split ratio within such range determined by our Board of Directors or a committee thereof to be in the best interests of our stockholders.

The reverse stock split would be effected by the filing of an amendment to our Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix A with the Office of the Secretary of State of the State of Delaware. The Board of Directors will retain the authority not to effect the reverse stock split even if we receive stockholder approval. If the amendment is not filed with the Secretary of State of the State of Delaware within one year following the Special Meeting or any adjournment or postponement thereof, the reverse stock split will be abandoned, without any further effect. Thus, subject to stockholder approval, the Board of Directors, at its discretion, may cause the filing of the amendment to effect a reverse stock split or abandon it and effect no reverse stock split if it determines that such action is not in the best interests of our Company and stockholders.

Purpose of the Reverse Stock Split

The Board of Directors is submitting the proposed reverse stock split to our stockholders for approval in connection with the contemplated firm-commitment underwritten public offering of our common stock and the plan to uplist our common stock from the OTCQB to The NASDAQ Capital Market. The Board believes the consummation of the reverse stock split and the uplist of our common stock will make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons described in this Proxy Statement, we believe that effecting the reverse stock split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on The NASDAQ Capital Market. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. A decrease in the number of outstanding shares of our common stock resulting from a reverse stock split should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The NASDAQ Capital Market following the Reverse Stock Split.

Additionally, we believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. As previously discussed, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock in order to attract new investors and meet one of the initial listing requirements of The NASDAQ Capital Market. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, we cannot assure you that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware. The amendment will implement the exchange ratio (of not less than 1-for-750 and not more than 1-for-1,250) as determined by the Board of Directors or a committee thereof prior to the Effective Time. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors or a committee thereof based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our Amended and Restated Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on the first anniversary of the Special Meeting or any adjournment or postponement thereof, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of 750 and a maximum of 1,250 shares of existing common stock will be combined into one new share of common stock. The table below shows, as of December •, 2015, the number of outstanding shares of common stock that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

As of December •, 2015

Reverse Stock Split Ratio	Outstanding Shares of Common Stock Prior to the Reverse Stock Split	Approximate Number of Outstanding Shares of Common Stock After the Reverse Stock Split
1-for-750	234,307,542	312,410
1-for-800	234,307,542	292,884
1-for-900	234,307,542	260,342
1-for-1,000	234,307,542	234,308
1-for-1,100	234,307,542	213,007
1-for-1,200	234,307,542	195,256
1-for-1,250	234,307,542	187,446

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors or a committee thereof. Release No. 34-15230 of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action that may be used as an anti-takeover mechanism. Proposal No. 1, if adopted and effected, will result in a relative increase in the number of authorized but not outstanding shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Proposal. A relative increase in the number of authorized shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issues of authorized shares. A relative increase in our authorized shares of common stock could potentially deter takeovers, including takeovers that our Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. The Board of Directors is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “— Fractional Shares,” holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive, in lieu thereof, a cash payment equal to the fractional share amount multiplied by the product of the closing sale price of our shares of common stock on the OTCQB on the Effective Time. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for shares of common stock with the new CUSIP number by following the procedures described below. However, until such exchange is made, the old stock certificates will automatically represent the new, post-split number of shares. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our common stock will continue to be listed on the OTCQB under the symbol “ISGN” subject to any decision of our Board of Directors to list our securities on a stock exchange.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than we have instituted for registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Some of our registered holders of common stock may hold their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership in our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If your shares of common stock are held in book-entry form, you will receive a transmittal letter from our transfer agent, who is also acting as our exchange agent in connection with our Reverse Stock Split, as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to receive your post-reverse stock split shares of common stock electronically in book-entry form under the Direct Registration System (DRS). Shareholders will need to return to our transfer agent a properly executed and completed letter of transmittal in order to receive their new book-entry statement representing post-reverse split shares of common stock and any cash payment due to them in lieu of fractional shares. The post-reverse split shares of common stock will contain the same restrictive legends as the pre-reverse split shares.

Holders of Certificated Shares of Common Stock

Some of the registered holders of our common stock hold their shares in certificate form. If your shares of common stock are held in certificate form, you will receive a transmittal letter from our transfer agent, who is also acting as our exchange agent in connection with the Reverse Stock Split, as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to surrender your certificate or certificates representing your pre-reverse stock split shares to our transfer agent. Upon our transfer agent’s receipt of your pre-reverse stock split certificate or certificates, together with a properly completed and executed letter of transmittal, you will receive your post-reverse split shares of common stock electronically in book-entry form under the DRS and any cash payment due to you in lieu of fractional shares. The post-reverse split shares of common stock will contain the same restrictive legends as the pre-reverse split shares. At any time after receipt of your DRS statement, you may request a stock certificate representing your shares of common stock if you do not want to hold your shares in book-entry form.

Regardless of how shareholders hold our common stock (i.e., in book-entry or certificated form), shareholders will not have to pay any service charges to us or our transfer agent in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, holders will be entitled to receive a cash payment equal to the fractional share amount multiplied by the product of the closing sale price of a share of our common stock as reported on the OTCQB on the day of the Effective Time.

Effect of the Reverse Stock Split on Our Preferred Stock

Under the existing terms of our preferred stock, based on the reverse stock split ratio determined by our Board of Directors, the conversion price in effect with respect to each series of our preferred stock will automatically be proportionately increased and the number of shares of our common stock issuable upon conversion of shares of each series of preferred stock will automatically be decreased in proportion to the decrease in the aggregate number of outstanding shares of our common stock resulting from the Reverse Stock Split.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Warrants

Based upon the reverse stock split ratio determined by our Board of Directors or a committee thereof, proportionate adjustments will be required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options and warrants, or other convertible or exchangeable securities entitling the holders to purchase shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options or warrants, upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be adjusted proportionately based upon the reverse stock split ratio determined by our Board of Directors or a committee thereof, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Amended and Restated Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.01 par value per share. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

For a discussion of the tax consequences of the Reverse Stock Split, please see the heading below entitled “Material U.S. Federal Income Tax Consequences of the Reverse Stock Split and Proposals 2, 3, 4, 5 and 6.”

Board Discretion to Implement the Reverse Stock Split

If the proposed reverse stock split is approved at the Special Meeting or any adjournment or postponement thereof, the Board of Directors, in its sole discretion, may determine to implement the reverse stock split. Notwithstanding the approval of the reverse stock split amendment at the Special Meeting or any adjournment or postponement thereof, the Board of Directors, in its sole discretion, may determine not to implement the reverse stock split.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219, telephone number (800) 937-5449.

Consequences if Proposal 1 Is Not Approved

Approval of the amendment to our Amended and Restated Certificate of Incorporation to effect the proposed reverse split of our common stock by the requisite vote is necessary for us to consummate the proposed firm-commitment underwritten public offering of our common stock, increase the trading price of our common stock and seek to uplist our common stock to The NASDAQ Capital Market. In order to move forward with our business strategy, key initiatives and plans to grow our business, we must raise additional funds and increase the price-per-share of our common stock. If Proposal 1 is not approved, in all likelihood we would be unable to complete the contemplated public offering and we may be unable to obtain adequate capital to expand our sales and marketing efforts, increase our product offerings and grow our business. Without such additional capital, we may be required to scale back or eliminate some or all of our operations, which may have a material adverse effect on our business.

Vote Required for Proposal 1

The affirmative vote of each of the following holders is required to approve Proposal 1: (i) holders representing a majority of the voting power of our common stock and preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class; and (vi) holders representing a majority of our outstanding common stock, voting as a separate class.

Recommendation

The Board of Directors recommends a vote “FOR” the proposal to amend our Amended and Restated Certificate of Incorporation to effect a reverse split of the issued and outstanding shares of our common stock at the discretion of the Board of Directors at a ratio of not less than 1-for-750 and not more than 1-for-1,250.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES A-1 CUMULATIVE CONVERTIBLE PREFERRED STOCK TO, AMONG OTHER THINGS, (I) AUTOMATICALLY CONVERT EACH SHARE OF OUR SERIES A-1 PREFERRED STOCK INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (II) REDUCE THE CONVERSION PRICE OF OUR SERIES A-1 PREFERRED STOCK (PROPOSAL 2)

Our Board of Directors recommends the approval of Proposal 2, which relates to an amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock that will automatically convert each share of our Series A-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and reduce the conversion price of our Series A-1 Preferred Stock. Such amendment will also delete a provision in our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock that provided that fractional shares resulting from an adjustment of the conversion price of our Series A-1 Preferred Stock shall be rounded up to the nearest whole number of shares. The form of the amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock relating to this Proposal 2 is attached to this Proxy Statement as Appendix B. The conversion price and number of shares issuable upon conversion of our Series A-1 Preferred Stock discussed in this Proposal 2 does not give effect to the reverse stock split of our common stock described in Proposal 1. If Proposal 1 is approved and we file the amendment to our Amended and Restated Certificate of Incorporation to effect the reverse split of our common stock with the Office of the Secretary of State of the State of Delaware, the conversion price in effect with respect to each series of our preferred stock, including our Series A-1 Preferred Stock, will automatically be proportionately increased and the number of shares of our common stock issuable upon conversion of each series of our preferred stock, including our Series A-1 Preferred Stock, will automatically be decreased in proportion to the decrease in the aggregate number of outstanding shares of our common stock resulting from the Reserve Stock Split.

Purpose and Effect of Approving the Amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock under Proposal 2

The primary purpose of amending our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock to reduce the conversion price of our Series A-1 Preferred Stock is to induce the addition of an automatic conversion of our outstanding Series A-1 Preferred Stock into common stock in connection with the closing of a contemplated firm-commitment underwritten public offering of our common stock and eliminate the special voting rights, dividend payments and liquidation preferences provided to the holders of our outstanding Series A-1 Preferred Stock. Our Series A-1 Preferred Stock contains rights and privileges that are not afforded to holders of our common stock such as voting and dividend rights and liquidation preferences. Holders of our Series A-1 Preferred Stock are entitled to receive a dividend of 8.0% per annum and such dividends are paid in cash or through the issuance of additional shares of Series A-1 Preferred Stock. For the years ended December 31, 2014 and 2013, we paid accrued dividends in kind and issued 82,000 and 78,000 shares of Series A-1 Preferred Stock, respectively, in dividends to the holders of our outstanding Series A-1 Preferred Stock. In addition, our Series A-1 Preferred Stock has liquidation preferences. As of November 30, 2015, the total liquidation preference of our outstanding Series A-1 Preferred Stock was approximately $928,657. Assuming Proposal 2 is approved, we file an amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 2 and we complete our contemplated public offering, our Series A-1 Preferred Stock will convert into common stock and we will eliminate any special voting rights, future dividend requirements and liquidation preferences since our Series A-1 Preferred Stock will no longer be outstanding. Through our proposed firm-commitment public offering, we are seeking, among other things, to raise funds to expand our sales and marketing efforts and increase our product offerings. Thus, the Board of Directors believes it is in the best interests of the Company and the stockholders to reduce the conversion price of our Series A-1 Preferred Stock to induce the addition of an automatic conversion of that stock into common stock. We are amending our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock to delete the clause related to rounding up fractional shares resulting from an adjustment of the conversion price of our Series A-1 Preferred Stock because we intend to pay cash for any fractional shares of Common Stock issued upon the conversion of the Series A-1 Preferred Stock, which is already provided for elsewhere in our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock.

As of the date of this Proxy Statement, the conversion price of our Series A-1 Preferred Stock is $0.14000 per share. If Proposal 2 is approved, and without giving effect to the proposed reverse stock split, the conversion price of our Series A-1 Preferred Stock will be reduced from $0.14000 per share to $0.01555 per share. While the stated dollar amount of the conversion price under this Proposal 2 does not give effect to the reverse stock split of our common stock as discussed in Proposal 1, such price will automatically adjust to take into account the reverse stock split.

The reduction of the conversion price of our Series A-1 Preferred Stock as a result of Proposal 2, and the reduction of the conversion price of each other series of our outstanding preferred stock as a result of Proposals 3, 4, 5 and 6, will significantly increase the number of shares of our common stock that are issued to holders of our Series A-1 Preferred Stock, and holders of each other series of preferred stock, when their shares of preferred stock are converted into common stock. Since holders of our preferred stock will receive more shares of common stock for each of their shares of preferred stock when they convert, our current holders of common stock will be significantly diluted as a result of the reduction of the conversion prices of our Series A-1 Preferred Stock as a result of Proposal 2, and will be further diluted as a result of the reduction of the conversion prices of our other series of preferred stock as a result of Proposals 3, 4, 5 and 6.

The following table sets forth as of February 15, 2016 (i) the estimated number of shares of common stock outstanding and the estimated number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series A-1 Preferred Stock, and percentage ownership of each class or series of our outstanding securities, including our Series A-1 Preferred Stock, on a fully-diluted basis and (ii) the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series A-1 Preferred Stock, and percentage ownership of each such class or series of our outstanding securities, including our Series A-1 Preferred Stock, assuming Proposals 2, 3, 4, 5 and 6 are approved and each series of our preferred stock is converted into common stock as of February 15, 2016 at the reduced conversion price. The number of shares set forth in the table below does not give effect to the reverse stock split of our common stock discussed in Proposal 1.

Common Stock Estimated to be Outstanding as of February 15, 2016

Class of Securities	Estimated	Percentage	Pro Forma	Percentage
Common Stock	234,307,542	18.251%	234,307,542	5.060%
Common Stock Issuable Upon Conversion of:
Series A-1 Preferred Stock	6,767,028	0.527%	60,925,016	1.316%
Series B Preferred Stock	312,103,093	24.311%	1,304,091,321	28.160%
Series C Preferred Stock	244,056,000	19.011%	706,725,869	15.261%
Series D-1 Preferred Stock	358,952,400	27.960%	1,394,892,746	30.121%
Series D-2 Preferred Stock	127,606,960	9.940%	930,079,883	20.084%

The amendment with respect to this Proposal 2 will provide that if the Company does not complete a firm-commitment underwritten public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then such amendment as it relates to the reduction in the conversion price of our Series A-1 Preferred Stock will no longer be effective.

The form of the amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock with respect to Proposal 2 is attached to this Proxy Statement as Appendix B.

Consequences If Proposal 2 Is Not Approved

The conversion of all of our outstanding shares of preferred stock, including our Series A-1 Preferred Stock, into common stock is necessary for us to consummate the proposed firm-commitment underwritten public offering of our common stock. Because we do not have the ability to automatically convert our Series A-1 Preferred Stock into common stock, we have provided an inducement to the holders of the Series A-1 Preferred Stock to add an automatic conversion as set forth in Proposal 2. If Proposal 2 is not approved, we will in all likelihood abandon our proposed public offering and we may not be able to obtain adequate capital to expand our sales and marketing efforts, increase our product offerings and grow our business. In the event we are unable to obtain additional capital, we may be required to scale back or eliminate some or all of our operations, which may have a material adverse effect on our business.

Material United States Federal Income Tax Consequences of Proposal 2

For a discussion of the tax consequences of Proposal 2, please see the section below entitled “Material U.S. Federal Income Tax Consequences of the Reverse Stock Split and Proposals 2, 3, 4, 5 and 6.”

Board Discretion

If Proposal 2 is approved, and Proposals 3 and 4 are approved, we intend to file a certificate of amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 2 immediately prior to the consummation of the proposed public offering. Such certificate will become effective upon filing. If Proposal 2 is not approved by the requisite vote of our stockholders, we will abandon our proposed public offering and attempt to seek other means to raise capital. Our Board of Directors reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock if, at any time prior to filing the amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 2

The affirmative vote of each of the following holders is required to approve Proposal 2: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series A-1 Preferred Stock, voting as a separate class (iii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (v) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (vi) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES B PARTICIPATING CONVERTIBLE PREFERRED STOCK TO (I) AUTOMATICALLY CONVERT EACH SHARE OF OUR SERIES B PREFERRED STOCK INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (II) REDUCE THE CONVERSION PRICE OF OUR SERIES B PREFERRED STOCK (PROPOSAL 3)

Our Board of Directors recommends the approval of Proposal 3, which relates to an amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock that will automatically convert each share of our Series B Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and reduce the conversion price of our Series B Preferred Stock. The form of the amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock relating to this Proposal 3 is attached to this Proxy Statement as Appendix C. The conversion price and number of shares issuable upon conversion of our Series B Preferred Stock discussed in this Proposal 3 does not give effect to the reverse stock split of our common stock described in Proposal 1. If Proposal 1 is approved and we file the amendment to our Amended and Restated Certificate of Incorporation to effect the reverse split of our common stock with the Office of the Secretary of State of the State of Delaware, the conversion price in effect with respect to each series of our preferred stock, including our Series B Preferred Stock, will automatically be proportionately increased and the number of shares of our common stock issuable upon conversion of each series of our preferred stock, including our Series B Preferred Stock, will automatically be decreased in proportion to the decrease in the aggregate number of outstanding shares of our common stock resulting from the Reserve Stock Split.

Purpose and Effect of Approving the Amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock under Proposal 3

The primary purpose of amending our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock to reduce the conversion price of our Series B Preferred Stock is to induce the addition of an automatic conversion of our outstanding Series B Preferred Stock into common stock in connection with the closing of a contemplated firm-commitment underwritten public offering of our common stock and eliminate the special voting rights, dividend payments and liquidation preferences provided to the holders of our outstanding Series B Preferred Stock. Our Series B Preferred Stock contains rights and privileges that are not afforded to holders of our common stock such as voting and dividend rights and liquidation preferences. Holders of our Series B Preferred Stock are entitled to receive a dividend of 10.0% per annum and such dividends are paid in cash or through the issuance of additional shares of Series B Preferred Stock. For the years ended December 31, 2014 and 2013, we paid accrued dividends in kind and issued 1,149,000 and 1,044,000 shares of Series B Preferred Stock, respectively, in dividends to the holders of our outstanding Series B Preferred Stock. In addition, our Series B Preferred Stock has liquidation preferences. As of November 30, 2015, the total liquidation preference of our outstanding Series B Preferred Stock was approximately $19,786,422. Assuming Proposal 3 is approved, we file an amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 3 and we complete our contemplated public offering, our Series B Preferred Stock will convert into common stock and we will eliminate any special voting rights, future dividend requirements and liquidation preferences since our Series B Preferred Stock will no longer be outstanding. Through our proposed firm-commitment public offering, we are seeking, among other things, to raise funds to expand our sales and marketing efforts and increase our product offerings. Thus, the Board of Directors believes it is in the best interests of the Company and the stockholders to reduce the conversion price of our Series B Preferred Stock to induce the addition of an automatic conversion of that stock into common stock.

As of the date of this Proxy Statement, the conversion price of our Series B Preferred Stock is $0.04330 per share. If Proposal 3 is approved, and without giving effect to the proposed reverse stock split, the conversion price of our Series B Preferred Stock will be reduced from $0.04330 per share to $0.01037 per share. While the stated dollar amount of the conversion price under this Proposal 3 does not give effect to the reverse stock split of our common stock as discussed in Proposal 1, such price will automatically adjust to take into account the reverse stock split.

The reduction of the conversion price of our Series B Preferred Stock as a result of Proposal 3, and the reduction of the conversion price of each other series of our outstanding preferred stock as a result of Proposals 2, 4, 5 and 6, will significantly increase the number of shares of our common stock that are issued to holders of our Series B Preferred Stock, and holders of each other series of preferred stock, when their shares of preferred stock are converted into common stock. Since holders of our preferred stock will receive more shares of common stock for each of their shares of preferred stock when they convert, our current holders of common stock will be significantly diluted as a result of the reduction of the conversion prices of our Series B Preferred Stock as a result of Proposal 3, and will be further diluted as a result of the reduction of the conversion prices of our other series of preferred stock as a result of Proposals 2, 4, 5 and 6.

The following table sets forth as of February 15, 2016 (i) the estimated number of shares of common stock outstanding and the estimated number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series B Preferred Stock, and percentage ownership of each class or series of our outstanding securities, including our Series B Preferred Stock, on a fully-diluted basis and (ii) the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series B Preferred Stock, and percentage ownership of each such class or series of our outstanding securities, including our Series B Preferred Stock, assuming Proposals 2, 3, 4, 5 and 6 are approved and each series of our preferred stock is converted into common stock as of February 15, 2016 at the reduced conversion price. The number of shares set forth in the table below does not give effect to the reverse stock split of our common stock discussed in Proposal 1.

Common Stock Estimated to be Outstanding as of February 15, 2016

Class of Securities	Estimated	Percentage	Pro Forma	Percentage
Common Stock	234,307,542	18.251%	234,307,542	5.060%
Common Stock Issuable Upon Conversion of:
Series A-1 Preferred Stock	6,767,028	0.527%	60,925,016	1.316%
Series B Preferred Stock	312,103,093	24.311%	1,304,091,321	28.160%
Series C Preferred Stock	244,056,000	19.011%	706,725,869	15.261%
Series D-1 Preferred Stock	358,952,400	27.960%	1,394,892,746	30.121%
Series D-2 Preferred Stock	127,606,960	9.940%	930,079,883	20.084%

The amendment with respect to this Proposal 3 will provide that if the Company does not complete a firm-commitment underwritten public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then such amendment as it relates to the reduction in the conversion price of our Series B Preferred Stock will no longer be effective.

The form of the amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock with respect to Proposal 3 is attached to this Proxy Statement as Appendix C.

Consequences If Proposal 3 Is Not Approved

The conversion of all of our outstanding shares of preferred stock, including our Series B Preferred Stock, into common stock is necessary for us to consummate the proposed firm-commitment underwritten public offering of our common stock. Because we do not have the ability to automatically convert our Series B Preferred Stock into common stock, we have provided an inducement to the holders of the Series B Preferred Stock to add an automatic conversion as set forth in Proposal 3. If Proposal 3 is not approved, we will in all likelihood abandon our proposed public offering and we may not be able to obtain adequate capital to expand our sales and marketing efforts, increase our product offerings and grow our business. In the event we are unable to obtain additional capital, we may be required to scale back or eliminate some or all of our operations, which may have a material adverse effect on our business.

Material United States Federal Income Tax Consequences of Proposal 3

For a discussion of the tax consequences of Proposal 3, please see the section below entitled “Material U.S. Federal Income Tax Consequences of the Reverse Stock Split and Proposals 2, 3, 4, 5 and 6.”

Board Discretion

If Proposal 3 is approved, and Proposals 2 and 4 are approved, we intend to file a certificate of amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 3 immediately prior to the consummation of the proposed public offering. Such certificate will become effective upon filing. If Proposal 3 is not approved by the requisite vote of our stockholders, we will abandon our proposed public offering and attempt to seek other means to raise capital. Our Board of Directors reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock if, at any time prior to filing the amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 3

The affirmative vote of each of the following holders is required to approve Proposal 3: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 3.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE SERIES C PARTICIPATING CONVERTIBLE PREFERRED STOCK TO, AMONG OTHER THINGS, (I) AUTOMATICALLY CONVERT EACH SHARE OF OUR SERIES C PREFERRED STOCK INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (II) REDUCE THE CONVERSION PRICE OF OUR SERIES C PREFERRED STOCK (PROPOSAL 4)

Our Board of Directors recommends the approval of Proposal 4, which relates to an amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock that will automatically convert each share of our Series C Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company, reduce the conversion price of our Series C Preferred Stock and remove a restriction on reducing the conversion price of our Series C Preferred Stock below the par value of our shares of our common stock. The form of the amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock relating to this Proposal 4 is attached to this Proxy Statement as Appendix D. The conversion price and number of shares issuable upon conversion of our Series C Preferred Stock discussed in this Proposal 4 does not give effect to the reverse stock split of our common stock described in Proposal 1. If Proposal 1 is approved and we file the amendment to our Amended and Restated Certificate of Incorporation to effect the reverse split of our common stock with the Office of the Secretary of State of the State of Delaware, the conversion price in effect with respect to each series of our preferred stock, including our Series C Preferred Stock, will automatically be proportionately increased and the number of shares of our common stock issuable upon conversion of each series of our preferred stock, including our Series C Preferred Stock, will automatically be decreased in proportion to the decrease in the aggregate number of outstanding shares of our common stock resulting from the Reserve Stock Split.

Purpose and Effect of Approving the Amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock under Proposal 4

The primary purpose of amending our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock to reduce the conversion price of our Series C Preferred Stock and remove a restriction on reducing the conversion price of our Series C Preferred Stock below the par value of our shares of our common stock is to induce the addition of an automatic conversion of our outstanding Series C Preferred Stock into common stock in connection with the closing of a contemplated firm-commitment underwritten public offering of our common stock and eliminate the special voting rights, dividend payments and liquidation preferences provided to the holders of our outstanding Series C Preferred Stock. Our Series C Preferred Stock contains rights and privileges that are not afforded to holders of our common stock such as voting and dividend rights and liquidation preferences. Holders of our Series C Preferred Stock are entitled to receive a dividend of 10.0% per annum and such dividends are paid in cash or through the issuance of additional shares of Series C Preferred Stock. For the years ended December 31, 2014 and 2013, we paid accrued dividends in kind and issued 468,000 and 433,000 shares of Series C Preferred Stock, respectively, in dividends to the holders of our outstanding Series C Preferred Stock. In addition, our Series C Preferred Stock has liquidation preferences. As of November 30, 2015, the total liquidation preference of our outstanding Series C Preferred Stock was approximately $8,034,387. Assuming Proposal 4 is approved, we file an amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 4 and we complete our contemplated public offering, our Series C Preferred Stock will convert into common stock and we will eliminate any special voting rights, future dividend requirements and liquidation preferences since our Series C Preferred Stock will no longer be outstanding. Through our proposed firm-commitment public offering, we are seeking, among other things, to raise funds to expand our sales and marketing efforts and increase our product offerings. Thus, the Board of Directors believes it is in the best interests of the Company and the stockholders to reduce the conversion price of our Series C Preferred Stock to induce the addition of an automatic conversion of that stock into common stock.

As of the date of this Proxy Statement, the conversion price of our Series C Preferred Stock is $0.02250 per share. If Proposal 4 is approved, and without giving effect to the proposed reverse stock split, the conversion price of our Series C Preferred Stock will be reduced from $0.02250 per share to $0.00777 per share. While the stated dollar amount of the conversion price under this Proposal 4 does not give effect to the reverse stock split of our common stock as discussed in Proposal 1, such price will automatically adjust to take into account the reverse stock split.

The reduction of the conversion price of our Series C Preferred Stock as a result of Proposal 4, and the reduction of the conversion price of each other series of our outstanding preferred stock as a result of Proposals 2, 3, 5 and 6, will significantly increase the number of shares of our common stock that are issued to holders of our Series C Preferred Stock, and holders of each other series of preferred stock, when their shares of preferred stock are converted into common stock. Since holders of our preferred stock will receive more shares of common stock for each of their shares of preferred stock when they convert, our current holders of common stock will be significantly diluted as a result of the reduction of the conversion prices of our Series C Preferred Stock as a result of Proposal 4, and will be further diluted as a result of the reduction of the conversion prices of our other series of preferred stock as a result of Proposals 2, 3, 5 and 6.

The following table sets forth as of February 15, 2016 (i) the estimated number of shares of common stock outstanding and the estimated number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series C Preferred Stock, and percentage ownership of each class or series of our outstanding securities, including our Series C Preferred Stock, on a fully-diluted basis and (ii) the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series C Preferred Stock, and percentage ownership of each such class or series of our outstanding securities, including our Series C Preferred Stock, assuming Proposals 2, 3, 4, 5 and 6 are approved and each series of our preferred stock is converted into common stock as of February 15, 2016 at the reduced conversion price. The number of shares set forth in the table below does not give effect to the reverse stock split of our common stock discussed in Proposal 1.

Common Stock Estimated to be Outstanding as of February 15, 2016

Class of Securities	Estimated	Percentage	Pro Forma	Percentage
Common Stock	234,307,542	18.251%	234,307,542	5.060%
Common Stock Issuable Upon Conversion of:
Series A-1 Preferred Stock	6,767,028	0.527%	60,925,016	1.316%
Series B Preferred Stock	312,103,093	24.311%	1,304,091,321	28.160%
Series C Preferred Stock	244,056,000	19.011%	706,725,869	15.261%
Series D-1 Preferred Stock	358,952,400	27.960%	1,394,892,746	30.121%
Series D-2 Preferred Stock	127,606,960	9.940%	930,079,883	20.084%

The amendment with respect to this Proposal 4 will provide that if the Company does not complete a firm-commitment underwritten public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then such amendment as it relates to the reduction in the conversion price of our Series C Preferred Stock will no longer be effective.

The form of the amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock with respect to Proposal 4 is attached to this Proxy Statement as Appendix D.

Consequences If Proposal 4 Is Not Approved

The conversion of all of our outstanding shares of preferred stock, including our Series C Preferred Stock, into common stock is necessary for us to consummate the proposed firm-commitment underwritten public offering of our common stock. Because we do not have the ability to automatically convert our Series C Preferred Stock into common stock, we have provided an inducement to the holders of the Series C Preferred Stock to add an automatic conversion as set forth in Proposal 4. If Proposal 4 is not approved, we will in all likelihood abandon our proposed public offering and we may not be able to obtain adequate capital to expand our sales and marketing efforts, increase our product offerings and grow our business. In the event we are unable to obtain additional capital, we may be required to scale back or eliminate some or all of our operations, which may have a material adverse effect on our business.

Material United States Federal Income Tax Consequences of Proposal 4

For a discussion of the tax consequences of Proposal 4, please see the section below entitled “Material U.S. Federal Income Tax Consequences of the Reverse Stock Split and Proposals 2, 3, 4, 5 and 6.”

Board Discretion

If Proposal 4 is approved, and Proposals 2 and 3 are approved, we intend to file a certificate of amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 4 immediately prior to the consummation of the proposed public offering. Such certificate will become effective upon filing. If Proposal 4 is not approved by the requisite vote of our stockholders, we will abandon our proposed public offering and attempt to seek other means to raise capital. Our Board of Directors reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock if, at any time prior to filing the amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock , our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 4

The affirmative vote of each of the following holders is required to approve Proposal 4: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 4.

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF DESIGNATION OF THE SERIES D CONVERTIBLE PREFERRED STOCK TO, AMONG OTHER THINGS, (I) AUTOMATICALLY CONVERT EACH SHARE OF OUR SERIES D-1 PREFERRED STOCK INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (II) REDUCE THE CONVERSION PRICE OF OUR SERIES D-1 PREFERRED STOCK (PROPOSAL 5)

Our Board of Directors recommends the approval of Proposal 5, which relates to an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock that will automatically convert each share of our Series D-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company, reduce the conversion price of our Series D-1 Preferred Stock and remove a restriction on reducing the conversion price of our Series D-1 Preferred Stock below the par value of our shares of our common stock . The form of the amendment to our Certificate of Designation of the Series D Convertible Preferred Stock relating to this Proposal 5 is attached to this Proxy Statement as Appendix E. The conversion price and number of shares issuable upon conversion of our Series D-1 Preferred Stock discussed in this Proposal 5 does not give effect to the reverse stock split of our common stock described in Proposal 1. If Proposal 1 is approved and we file the amendment to our Amended and Restated Certificate of Incorporation to effect the reverse split of our common stock with the Office of the Secretary of State of the State of Delaware, the conversion price in effect with respect to each series of our preferred stock, including our Series D-1 Preferred Stock, will automatically be proportionately increased and the number of shares of our common stock issuable upon conversion of each series of our preferred stock, including our Series D-1 Preferred Stock, will automatically be decreased in proportion to the decrease in the aggregate number of outstanding shares of our common stock resulting from the Reserve Stock Split.

Purpose and Effect of Approving the Amendment to our Certificate of Designation of the Series D Convertible Preferred Stock under Proposal 5

The primary purpose of amending our Certificate of Designation of the Series D Convertible Preferred Stock to reduce the conversion price of our Series D-1 Preferred Stock and remove a restriction on reducing the conversion price of our Series D-1 Preferred Stock below the par value of our shares of our common stock is to induce the addition of an automatic conversion of our outstanding Series D-1 Preferred Stock into common stock in connection with the closing of a contemplated firm-commitment underwritten public offering of our common stock and eliminate the special voting rights, dividend payments and liquidation preferences provided to the holders of our outstanding Series D-1 Preferred Stock. Our Series D-1 Preferred Stock contains rights and privileges that are not afforded to holders of our common stock such as voting and dividend rights and liquidation preferences. Holders of our Series D-1 Preferred Stock are entitled to receive a dividend of 10.0% per annum and such dividends are paid in cash or through the issuance of additional shares of Series D-1 Preferred Stock. For the years ended December 31, 2014 and 2013, we paid accrued dividends in kind and issued 472,000 and 131,000 shares of Series D-1 Preferred Stock, respectively, in dividends to the holders of our outstanding Series D-1 Preferred Stock. In addition, our Series D-1 Preferred Stock has liquidation preferences. As of November 30, 2015, the total liquidation preference of our outstanding Series D-1 Preferred Stock was approximately $7,877,863. Assuming Proposal 5 is approved, we file an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 5 and we complete our contemplated public offering, our Series D-1 Preferred Stock will convert into common stock and we will eliminate any special voting rights, future dividend requirements and liquidation preferences since our Series D-1 Preferred Stock will no longer be outstanding. Through our proposed firm-commitment public offering, we are seeking, among other things, to raise funds to expand our sales and marketing efforts and increase our product offerings. Thus, the Board of Directors believes it is in the best interests of the Company and the stockholders to reduce the conversion price of our Series D-1 Preferred Stock to induce the addition of an automatic conversion of that stock into common stock.

As of the date of this Proxy Statement, the conversion price of our Series D-1 Preferred Stock is $0.02250 per share. If Proposal 5 is approved, and without giving effect to the proposed reverse stock split, the conversion price of our Series D-1 Preferred Stock will be reduced from $0.02250 per share to $0.00579 per share. While the stated dollar amount of the conversion price under this Proposal 5 does not give effect to the reverse stock split of our common stock as discussed in Proposal 1, such price will automatically adjust to take into account the reverse stock split.

The reduction of the conversion price of our Series D-1 Preferred Stock as a result of Proposal 5, and the reduction of the conversion price of each other series of our outstanding preferred stock as a result of Proposals 2, 3, 4 and 6, will significantly increase the number of shares of our common stock that are issued to holders of our Series D-1 Preferred Stock, and holders of each other series of preferred stock, when their shares of preferred stock are converted into common stock. Since holders of our preferred stock will receive more shares of common stock for each of their shares of preferred stock when they convert, our current holders of common stock will be significantly diluted as a result of the reduction of the conversion prices of our Series D-1 Preferred Stock as a result of Proposal 5, and will be further diluted as a result of the reduction of the conversion prices of our other series of preferred stock as a result of Proposals 2, 3, 4 and 6.

The following table sets forth as of February 15, 2016 (i) the estimated number of shares of common stock outstanding and the estimated number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series D-1 Preferred Stock, and percentage ownership of each class or series of our outstanding securities, including our Series D-1 Preferred Stock, on a fully-diluted basis and (ii) the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series D-1 Preferred Stock, and percentage ownership of each such class or series of our outstanding securities, including our Series D-1 Preferred Stock, assuming Proposals 2, 3, 4, 5 and 6 are approved and each series of our preferred stock is converted into common stock as of February 15, 2016 at the reduced conversion price. The number of shares set forth in the table below does not give effect to the reverse stock split of our common stock discussed in Proposal 1.

Common Stock Estimated to be Outstanding as of February 15, 2016

Class of Securities	Estimated	Percentage	Pro Forma(1)	Percentage
Common Stock	234,307,542	18.251%	234,307,542	5.060%
Common Stock Issuable Upon Conversion of:
Series A-1 Preferred Stock	6,767,028	0.527%	60,925,016	1.316%
Series B Preferred Stock	312,103,093	24.311%	1,304,091,321	28.160%
Series C Preferred Stock	244,056,000	19.011%	706,725,869	15.261%
Series D-1 Preferred Stock	358,952,400	27.960%	1,394,892,746	30.121%
Series D-2 Preferred Stock	127,606,960	9.940%	930,079,883	20.084%
(1)	Assumes Proposals 5 and 6 are approved.

Anticipated Series B Preferred Stock Conversion and the Effects of Such Conversion

We have been advised by Phoenix and Mr. Sassower, in their capacity as holders representing more than a majority of our Series B Preferred Stock, that if Proposals 2, 3 and 4 are approved but Proposal 5 and/or Proposal 6 are not approved, and the Company nonetheless intends to consummate a firm-commitment public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, such holders intend to execute and deliver to the Company immediately prior to such offering a written consent that would convert all shares of our Series B Preferred Stock into common stock and, as a result, automatically convert each of our shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock into common stock (the “Series B Conversion Consent”) at the conversion prices currently in effect. Accordingly, if (i) Proposals 2, 3 and 4 are approved and Proposals 5 and 6 are not approved, (ii) Phoenix and Mr. Sassower deliver the Series B Conversion Consent, (iii) the amendments to our Certificates of Designation with respect to Proposals 2, 3 and 4 are filed with the office of the Secretary of State of the State of Delaware, and (iv) we consummate such proposed public offering, then all of our shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock will not be converted at the reduced conversion prices of $0.00579 per share and $0.00686 per share, respectively, as set forth in Proposals 5 and 6, but instead will automatically be converted at the higher conversion prices of $0.02250 per share and $0.05000 per share, respectively. However, if (i) Proposals 2, 3, 4, 5 and 6 are approved, (ii) the amendments to our Certificates of Designation with respect to Proposals 2, 3, 4, 5 and 6 are filed with the Office of the Secretary of State of the State of Delaware and (iii) the Company consummates a firm-commitment public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, all of our shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock will automatically convert into common stock at the reduced conversion prices of $0.00579 per share and $0.00686 per share, respectively, as set forth in Proposals 5 and 6.

The following table sets forth as of February 15, 2016 (i) the estimated number of shares of common stock outstanding and the estimated number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock and percentage ownership on a fully-diluted basis and (ii) the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock and percentage ownership of each such class or series of our outstanding securities assuming Proposals 2, 3 and 4 are approved but Proposals 5 and 6 are not approved and our Series D-1 Preferred Stock and Series D-2 Preferred Stock are converted into common stock as of February 15, 2016 at the conversion prices currently in effect as provided in our Certificate of Designation of the Series D Convertible Preferred Stock. The number of shares set forth in the table below does not give effect to the reverse stock split of our common stock discussed in Proposal 1.

Common Stock Estimated to be Outstanding as of February 15, 2016

Class of Securities	Estimated	Percentage	Pro Forma(1) (2)	Percentage
Common Stock	234,307,542	18.251%	234,307,542	8.390%
Common Stock Issuable Upon Conversion of:
Series A-1 Preferred Stock	6,767,028	0.527%	60,925,016	2.182%
Series B Preferred Stock	312,103,093	24.311%	1,304,091,321	46.698%
Series C Preferred Stock	244,056,000	19.011%	706,725,869	25.307%
Series D-1 Preferred Stock	358,952,400	27.960%	358,952,400	12.854%
Series D-2 Preferred Stock	127,606,960	9.940%	127,606,960	4.569%
(1)	Assumes Proposals 5 and 6 are not approved.
(2)	If Proposals 2, 3, 4 and 6 are approved but Proposal 5 is not approved, the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock would be as follows: Common Stock: 234,307,542; Series A-1 Preferred Stock: 60,925,016; Series B Preferred Stock: 1,304,091,321; Series C Preferred Stock: 706,725,869; Series D-1 Preferred Stock: 358,952,400; and Series D-2 Preferred Stock: 930,079,883. In such a case, the percentage ownership of each such class or series of our outstanding securities would be as follows: Common Stock: 6.517%; Series A-1 Preferred Stock: 1.695%; Series B Preferred Stock: 36.274%; Series C Preferred Stock: 19.658%; Series D-1 Preferred Stock: 9.985%; and Series D-2 Preferred Stock: 25.871%.

The amendment with respect to this Proposal 5 will provide that if the Company does not complete a firm-commitment underwritten public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then such amendment as it relates to the reduction in the conversion price of our Series D-1 Preferred Stock will no longer be effective.

The form of the amendment to our Certificate of Designation of the Series D Convertible Preferred Stock with respect to Proposal 5 is attached to this Proxy Statement as Appendix E.

Consequences If Proposal 5 Is Not Approved

The conversion of all of our outstanding shares of preferred stock, including our Series D-1 Preferred Stock, into common stock is necessary for us to consummate the proposed firm-commitment underwritten public offering of our common stock.

As described above, Phoenix and Mr. Sassower, who together represent more than a majority of our Series B Preferred Stock, intend to deliver the Series B Conversion Consent and trigger a mandatory conversion of all shares of our Series B Preferred Stock if Proposals 2, 3 and 4 are adopted but Proposal 5 is not adopted and the Company nonetheless intends to consummate a firm-commitment public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016. Under the terms of our Certificate of Designation of the Series D Convertible Preferred Stock, if all of our shares of Series B Preferred Stock convert into common stock through delivery of such a consent, then our Series D-1 Preferred Stock will automatically convert into common stock at the conversion price currently in effect even if Proposal 5 is not approved. If Proposal 5 is not approved, the Series B Conversion Consent is delivered, we file the amendments to our Certificates of Designation with respect to Proposals 2, 3 and 4 and our Series B Preferred Stock converts into common stock immediately prior to our proposed public offering, then our Series D-1 Preferred Stock will automatically convert at a conversion price of $0.02250 per share, as opposed to the $0.00579 per share conversion price proposed by the Company in this Proposal 5 (and such holders will thus receive fewer shares of common stock in connection with such conversion).

Material United States Federal Income Tax Consequences of Proposal 5

For a discussion of the tax consequences of Proposal 5, please see the section below entitled “Material U.S. Federal Income Tax Consequences of the Reverse Stock Split and Proposals 2, 3, 4, 5 and 6.”

Board Discretion

If Proposal 5 is approved, and Proposals 2, 3 and 4 are approved, we intend to file a certificate of amendment to our Certificate of Designation of the Series D Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 5 immediately prior to the consummation of the proposed public offering. Such certificate will become effective upon filing. Our Board of Directors reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to our Certificate of Designation of the Series D Convertible Preferred Stock if, at any time prior to filing the amendment to our Certificate of Designation of the Series D Convertible Preferred Stock, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 5

The affirmative vote of each of the following holders is required to approve Proposal 5: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 5.

PROPOSAL 6

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF DESIGNATION OF THE SERIES D CONVERTIBLE PREFERRED STOCK TO, AMONG OTHER THINGS, (I) AUTOMATICALLY CONVERT EACH SHARE OF OUR SERIES D-2 PREFERRED STOCK INTO SHARES OF COMMON STOCK UPON THE CLOSING OF A FIRM-COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF SHARES OF OUR COMMON STOCK AT A PRICE PER SHARE OF NOT LESS THAN $4.00 WHICH PROVIDES AT LEAST $8 MILLION IN GROSS PROCEEDS TO THE COMPANY AND (II) REDUCE THE CONVERSION PRICE OF OUR SERIES D-2 PREFERRED STOCK (PROPOSAL 6)

Our Board of Directors recommends the approval of Proposal 6, which relates to an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock that will automatically convert each share of our Series D-2 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of our common stock at a price per share of not less than $4.00 in a which provides at least $8 million in gross proceeds to the Company, reduce the conversion price of our Series D-2 Preferred Stock and remove a restriction on reducing the conversion price of our Series D-2 Preferred Stock below the par value of our shares of our common stock. The form of the amendment to our Certificate of Designation of the Series D Convertible Preferred Stock relating to this Proposal 6 is attached to this Proxy Statement as Appendix F. The conversion price and number of shares issuable upon conversion of our Series D-2 Preferred Stock discussed in this Proposal 6 does not give effect to the reverse stock split of our common stock described in Proposal 1. If Proposal 1 is approved and we file the amendment to our Amended and Restated Certificate of Incorporation to effect the reverse split of our common stock with the Office of the Secretary of State of the State of Delaware, the conversion price in effect with respect to each series of our preferred stock, including our Series D-2 Preferred Stock, will automatically be proportionately increased and the number of shares of our common stock issuable upon conversion of each series of our preferred stock, including our Series D-2 Preferred Stock, will automatically be decreased in proportion to the decrease in the aggregate number of outstanding shares of our common stock resulting from the Reserve Stock Split.

Purpose and Effect of Approving the Amendment to our Certificate of Designation of the Series D Convertible Preferred Stock under Proposal 6

The primary purpose of amending our Certificate of Designation of the Series D Convertible Preferred Stock to reduce the conversion price of our Series D-2 Preferred Stock and remove a restriction on reducing the conversion price of our Series D-2 Preferred Stock below the par value of our shares of our common stock is to induce the addition of an automatic conversion of our outstanding Series D-2 Preferred Stock into common stock in connection with the closing of a contemplated firm-commitment underwritten public offering of our common stock and eliminate the special voting rights, dividend payments and liquidation preferences provided to the holders of our outstanding Series D-2 Preferred Stock. Our Series D-2 Preferred Stock contains rights and privileges that are not afforded to holders of our common stock such as voting and dividend rights and liquidation preferences. Holders of our Series D-2 Preferred Stock are entitled to receive a dividend of 10.0% per annum and such dividends are paid in cash or through the issuance of additional shares of Series D-1 Preferred Stock. For the years ended December 31, 2014 and 2013, we paid accrued dividends in kind and issued 541,000 and 402,000 shares of Series D-2 Preferred Stock, respectively, in dividends to the holders of our outstanding Series D-2 Preferred Stock. In addition, our Series D-2 Preferred Stock has liquidation preferences. As of November 30, 2015, the total liquidation preference of our outstanding Series D-2 Preferred Stock was approximately $6,223,488. Assuming Proposal 6 is approved, we file an amendment to our Certificate of Designation of the Series D Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 6 and we complete our contemplated public offering, our Series D-2 Preferred Stock will convert into common stock and we will eliminate any special voting rights, future dividend requirements and liquidation preferences since our Series D-2 Preferred Stock will no longer be outstanding. Through our proposed firm-commitment public offering, we are seeking, among other things, to raise funds to expand our sales and marketing efforts and increase our product offerings. Thus, the Board of Directors believes it is in the best interests of the Company and the stockholders to reduce the conversion price of our Series D-2 Preferred Stock to induce the addition of an automatic conversion of that stock into common stock.

As of the date of this Proxy Statement, the conversion price of our Series D-2 Preferred Stock is $0.05000 per share. If Proposal 6 is approved, and without giving effect to the proposed reverse stock split, the conversion price of our Series D-2 Preferred Stock will be reduced from $0.05000 per share to $0.00686 per share. While the stated dollar amount of the conversion price under this Proposal 6 does not give effect to the reverse stock split of our common stock as discussed in Proposal 1, such price will automatically adjust to take into account the reverse stock split.

The reduction of the conversion price of our Series D-2 Preferred Stock as a result of Proposal 6, and the reduction of the conversion price of each other series of our outstanding preferred stock as a result of Proposals 2, 3, 4 and 5, will significantly increase the number of shares of our common stock that are issued to holders of our Series D-2 Preferred Stock, and holders of each other series of preferred stock, when their shares of preferred stock are converted into common stock. Since holders of our preferred stock will receive more shares of common stock for each of their shares of preferred stock when they convert, our current holders of common stock will be significantly diluted as a result of the reduction of the conversion prices of our Series D-2 Preferred Stock as a result of Proposal 6, and will be further diluted as a result of the reduction of the conversion prices of our other series of preferred stock as a result of Proposals 2, 3, 4 and 5.

The following table sets forth as of February 15, 2016 (i) the estimated number of shares of common stock outstanding and the estimated number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series D-2 Preferred Stock, and percentage ownership of each class or series of our outstanding securities, including our Series D-2 Preferred Stock, on a fully-diluted basis and (ii) the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock, including our Series D-2 Preferred Stock, and percentage ownership of each such class or series of our outstanding securities, including our Series D-2 Preferred Stock, assuming Proposals 2, 3, 4, 5 and 6 are approved and each series of our preferred stock is converted into common stock as of February 15, 2016 at the reduced conversion price. The number of shares set forth in the table below does not give effect to the reverse stock split of our common stock discussed in Proposal 1.

Common Stock Estimated to be Outstanding as of February 15, 2016

Class of Securities	Estimated	Percentage	Pro Forma	Percentage
Common Stock	234,307,542	18.251%	234,307,542	5.060%
Common Stock Issuable Upon Conversion of:
Series A-1 Preferred Stock	6,767,028	0.527%	60,925,016	1.316%
Series B Preferred Stock	312,103,093	24.311%	1,304,091,321	28.160%
Series C Preferred Stock	244,056,000	19.011%	706,725,869	15.261%
Series D-1 Preferred Stock	358,952,400	27.960%	1,394,892,746	30.121%
Series D-2 Preferred Stock	127,606,960	9.940%	930,079,883	20.084%
(1)	Assumes Proposals 5 and 6 are approved.

Anticipated Series B Preferred Stock Conversion and the Effects of Such Conversion

We have been advised by Phoenix and Mr. Sassower, in their capacity as holders representing more than a majority of our Series B Preferred Stock, that if Proposals 2, 3 and 4 are approved but Proposal 5 and/or Proposal 6 are not approved, and the Company nonetheless intends to consummate a firm-commitment public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then such holders intend to execute and deliver to the Company immediately prior to such offering a written consent that would convert all shares of our Series B Preferred Stock into common stock and, as a result, automatically convert each of our shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock into common stock (the “Series B Conversion Consent”) at the conversion prices currently in effect. Accordingly, if (i) Proposals 2, 3 and 4 are approved and Proposals 5 and 6 are not approved, (ii) Phoenix and Mr. Sassower deliver the Series B Conversion Consent, (iii) the amendments to our Certificates of Designation with respect to Proposals 2, 3 and 4 are filed with the office of the Secretary of State of the State of Delaware, and (iv) we consummate such proposed public offering, then all of our shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock will not be converted at the reduced conversion prices of $0.00579 per share and $0.00686 per share, respectively, as set forth in Proposals 5 and 6, but instead will automatically be converted at the higher conversion prices of $0.02250 per share and $0.05000 per share, respectively. However, if (i) Proposals 2, 3, 4, 5 and 6 are approved, (ii) the amendments to our Certificates of Designation with respect to Proposals 2, 3, 4, 5 and 6 are filed with the Office of the Secretary of State of the State of Delaware and (iii) the Company consummates a firm-commitment public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, all of our shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock will automatically convert into common stock at the reduced conversion prices of $0.00579 per share and $0.00686 per share, respectively, as set forth in Proposals 5 and 6.

The following table sets forth as of February 15, 2016 (i) the estimated number of shares of common stock outstanding and the estimated number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock and percentage ownership on a fully-diluted basis and (ii) the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock and percentage ownership of each such class or series of our outstanding securities assuming Proposals 2, 3 and 4 are approved but Proposals 5 and 6 are not approved and our Series D-1 Preferred Stock and Series D-2 Preferred Stock are converted into common stock as of February 15, 2016 at the conversion prices currently in effect as provided in our Certificate of Designation of the Series D Convertible Preferred Stock. The number of shares set forth in the table below does not give effect to the reverse stock split of our common stock discussed in Proposal 1.

Common Stock Estimated to be Outstanding as of February 15, 2016

Class of Securities	Estimated	Percentage	Pro Forma(1) (2)	Percentage
Common Stock	234,307,542	18.251%	234,307,542	8.390%
Common Stock Issuable Upon Conversion of:
Series A-1 Preferred Stock	6,767,028	0.527%	60,925,016	2.182%
Series B Preferred Stock	312,103,093	24.311%	1,304,091,321	46.698%
Series C Preferred Stock	244,056,000	19.011%	706,725,869	25.307%
Series D-1 Preferred Stock	358,952,400	27.960%	358,952,400	12.854%
Series D-2 Preferred Stock	127,606,960	9.940%	127,606,960	4.569%
(1)	Assumes Proposals 5 and 6 are not approved.
(2)	If Proposals 2, 3, 4 and 5 are approved but Proposal 6 is not approved, the estimated pro forma number of shares of common stock outstanding and number of shares of common stock issuable upon conversion of each series of our outstanding preferred stock would be as follows: Common Stock: 234,307,542; Series A-1 Preferred Stock: 60,925,016; Series B Preferred Stock: 1,304,091,321; Series C Preferred Stock: 706,725,869; Series D-1 Preferred Stock: 1,394,892,746; and Series D-2 Preferred Stock: 127,606,960. In such a case, the percentage ownership of each such class or series of our outstanding securities would be as follows: Common Stock: 6.120%; Series A-1 Preferred Stock: 1.591%; Series B Preferred Stock: 34,.062%; Series C Preferred Stock: 18.459%; Series D-1 Preferred Stock: 36.434%; and Series D-2 Preferred Stock: 3.333%.

The amendment with respect to this Proposal 6 will provide that if the Company does not complete a firm-commitment underwritten public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then such amendment as it relates to the reduction in the conversion price of our Series D-2 Preferred Stock will no longer be effective.

The form of the amendment to our Certificate of Designation of the Series D Convertible Preferred Stock with respect to Proposal 6 is attached to this Proxy Statement as Appendix F.

Consequences If Proposal 6 Is Not Approved

The conversion of all of our outstanding shares of preferred stock, including our Series D-2 Preferred Stock, into common stock is necessary for us to consummate the proposed firm-commitment underwritten public offering of our common stock.

As described above, Phoenix and Mr. Sassower, who together represent more than a majority of our Series B Preferred Stock, intend to deliver the Series B Conversion Consent and trigger a mandatory conversion of all shares of our Series B Preferred Stock if Proposals 2, 3 and 4 are adopted but Proposal 6 is not adopted and the Company nonetheless intends to consummate a firm-commitment public offering of our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016. Under the terms of our Certificate of Designation of the Series D Convertible Preferred Stock, if all of our shares of Series B Preferred Stock convert into common stock through delivery of such a consent, then our Series D-2 Preferred Stock will automatically convert into common stock at the conversion price currently in effect even if Proposal 6 is not approved. If Proposal 6 is not approved, the Series B Conversion Consent is delivered, we file the amendments to our Certificates of Designation with respect to Proposals 2, 3 and 4 and our Series B Preferred Stock converts into common stock immediately prior to our proposed public offering, then our Series D-2 Preferred Stock will automatically convert at a conversion price of $0.05000 per share, as opposed to the $0.00686 per share conversion price proposed by the Company in this Proposal 6 (and such holders will thus receive fewer shares of common stock in connection with such conversion).

Material United States Federal Income Tax Consequences of Proposal 6

For a discussion of the tax consequences of Proposal 6, please see the section below entitled “Material U.S. Federal Income Tax Consequences of the Reverse Stock Split and Proposals 2, 3, 4, 5 and 6.”

Board Discretion

If Proposal 6 is approved, and Proposals 2, 3 and 4 are approved, we intend to file a certificate of amendment to our Certificate of Designation of the Series D Convertible Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 6 immediately prior to the consummation of the proposed public offering. Such certificate will become effective upon filing. Our Board of Directors reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to our Certificate of Designation of the Series D Convertible Preferred Stock if, at any time prior to filing the amendment to our Certificate of Designation of the Series D Convertible Preferred Stock, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 6

The affirmative vote of each of the following holders is required to approve Proposal 6: (i) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (ii) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (iii) holders representing a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class; (iv) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (v) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 6.

PROPOSAL 7

APPROVAL OF A SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WHICH WILL INTEGRATE THE THEN-IN-EFFECT PROVISIONS OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND WILL FURTHER AMEND THOSE PROVISIONS BY, AMONG OTHER THINGS, DECREASING OUR AUTHORIZED COMMON STOCK AND PREFERRED STOCK (PROPOSAL 7)

The Board of Directors determined that it is advisable to decrease the number of authorized shares of common stock from 2,000,000,000 to 20,000,000 and the number of authorized shares of preferred stock from 45,000,000 to 5,000,000 assuming we complete our Reverse Stock Split and contemplated public offering. Accordingly, Proposal 7 recommends the approval of a Second Amended and Restated Certificate of Incorporation, which will effectuate this decrease in the number of shares we are authorized to issue and integrate into such Second Amended and Restated Certificate of Incorporation all the then-in-effect provisions of our existing amended and restated certificate of incorporation, as amended. The Second Amended and Restated Certificate of Incorporation will also add the zip code of the address of our registered agent, which currently is not included in our Amended and Restated Certificate of Incorporation. This Second Amended and Restated Certificate of Incorporation will exclude all references to the five series of preferred stock currently included, and will not be filed until such time as all of the outstanding shares of our preferred stock have been converted into common stock, such that no shares of preferred stock remain outstanding. In light of the significant reduction in the number of outstanding shares of common stock that would result from the reverse stock split, the Board of Directors determined that having 20,000,000 shares of common stock authorized for issuance would, giving effect to the reverse stock split, provide the Company with a capital structure that may increase the likelihood of attracting investors and strategic partners to the Company. Further, since the number of outstanding shares of our common stock will be significantly reduced (by a factor in the range of 1-for-750 to 1-for-1,250), significantly less authorized shares of common stock will likely be needed, even if we were to desire to use shares in connection with any strategic ventures or make acquisitions or raise equity capital. Finally, reducing the authorized shares of common stock will not impede our operations or goals, and, based on current rates, may result in annual savings of franchise taxes. Holders of our common stock do not have any cumulative voting rights or any pre-emptive rights. Similarly, in light of the anticipated conversion of all outstanding shares of preferred stock in connection with the contemplated public offering, the Board of Directors determined that having 5,000,000 shares of preferred stock authorized for issuance would be sufficient for the Company. The form of the Second Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix G.

If Proposal 7 is adopted and effected, our Second Amended and Restated Certificate of Incorporation will permit us to issue, without any further vote or action by the shareholders, up to 5,000,000 shares of preferred stock in one or more series and, with respect to each such series, to fix the number of shares constituting the series and the designation, powers, preferences and rights, and any qualifications, limitations or restrictions thereof, of the shares of such series. The ability to issue such preferred stock could discourage potential acquisition proposals, delay or prevent a change in control or impact the price of our common stock. For example, we could issue shares of preferred stock that may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means. Such shares could also be privately placed with purchasers favorable to the Board of Directors in opposing such actions. In addition, the Board of Directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by us or any other extraordinary corporate transaction. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of us should the Board of Directors consider the action of such entity or person not to be in the best interest of our shareholders and could be used to entrench current management or deter an attempt to replace the Board of Directors.

We have no current intent or plans to employ our preferred stock as an anti-takeover device and do not have any current plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Board Discretion

If Proposal 7 is approved, we intend to file a Second Amended and Restated Certificate of Incorporation of the Company promptly following the conversion of all of our outstanding preferred stock, and such certificate will become effective upon filing. We will not file the Second Amended and Restated Certificate of Incorporation, and therefor Proposal 7 will not take effect, unless all outstanding shares of all five series of our outstanding preferred stock have first converted into common stock and there is no longer any preferred stock outstanding and we have effected our reverse stock split. In addition, we will not file the Second Amended and Restated Certificate of Incorporation if Proposal 7 is not approved by the requisite vote of our stockholders. Our Board of Directors reserves the right, notwithstanding stockholder approval of Proposal 7 and without further action by our stockholders, to elect not to proceed with filing the Second Amended and Restated Certificate of Incorporation if, at any time prior to filing the Second Amended and Restated Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of the stockholders.

Consequences if Proposal 7 is Not Approved

The consummation of the contemplated public offering is not contingent upon the approval of Proposal 7. If Proposal 7 is not approved, we will continue to have 2,000,000,000 shares of authorized common stock, and 45,000,000 shares of authorized preferred stock.

Vote Required for Proposal 7

The affirmative vote of each of the following holders is required to approve Proposal 7: (i) holders representing a majority of the voting power of our common stock and preferred stock, voting together as a single class; (ii) holders representing a majority of the voting power of our common stock, voting as a separate class; (iii) holders representing a majority of the voting power of our preferred stock, voting together as a single class; (iv) holders representing a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; (v) holders representing a majority of the shares of outstanding Series C Preferred Stock, voting as a separate class; (vi) holders representing a majority of the outstanding shares of Series D-1 Preferred Stock, voting as a separate class; and (vi) holders representing a majority of the outstanding shares of Series D-2 Preferred Stock, voting as a separate class.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 7.

PROPOSAL 8

ADJOURNMENT OF THE SPECIAL MEETING (PROPOSAL 8)

In the event that there are insufficient votes, in person or represented by proxy, at the time of the Special Meeting to approve the Amendment Proposals, the Board of Directors may move to adjourn the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), in order to enable the Board of Directors to solicit additional proxies in favor of the approval of the Amendment Proposals. In that event, the Board of Directors will ask its stockholders to vote only upon the adjournment proposal and not on the other proposals discussed in this Proxy Statement.

Vote Required for Proposal 8

Assuming a quorum is present, the affirmative vote of each of the following holders is required to approve Proposal 8: (i) a majority of the shares present in person or by proxy at the meeting and (ii) a majority of the voting power present in person or by proxy at the meeting. Assuming a quorum is not present, the affirmative vote of a majority of the voting power present in person or by proxy at the meeting is required to approve Proposal 8.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 8.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND
PROPOSALS 2, 3, 4, 5 AND 6

The following discussion summarizes the material U.S. federal income tax consequences of the reverse stock split of our common stock and the amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6 to holders of our capital stock. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended or “the Code,” the U.S. Treasury Regulations promulgated under the Code and judicial and administrative rulings, all as in effect as of the date of this Proxy Statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

This discussion assumes that holders of our capital stock hold their shares as capital assets within the meaning of section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of our capital stock in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of our capital stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired our capital stock through the exercise of options or otherwise as compensation, holders who hold our capital stock as part of a hedge, straddle, constructive sale or conversion transaction, or U.S. holders whose functional currency is not the U.S. dollar. This discussion does not address any aspect of foreign, state, local, alternative minimum, estate, gift or other tax law that may be applicable to a holder of our capital stock.

The U.S. federal income tax consequences of the reverse stock split of our common stock and the amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6 for a partner in a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) will generally depend on the status of the partner and the activities of the partnership. Partners in partnerships should consult their tax advisors regarding the specific U.S. federal income tax consequences to them of the reverse stock split of our common stock and the amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6.

We intend this discussion to provide only a general summary of the material U.S. federal income tax consequences of the reverse stock split of our common stock and the amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6 to holders of our capital stock. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the reverse stock split of our common stock and the amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6. The U.S. federal income tax laws are complex and subject to varying interpretation, and we have not and do not expect to seek a ruling from the Internal Revenue Service, or the IRS, nor an opinion of tax counsel regarding any of the U.S. federal income tax consequences described herein. Accordingly, the IRS may not agree with the tax consequences described in this document.

For purposes of this discussion, the term “U.S. holder” means a holder of record of our capital stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,
•	a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia,
•	an estate the income of which is subject to U.S. federal income tax regardless of its source, or
•	a trust if (i) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

A “non-U.S. holder” is a holder of our capital stock (other than a partnership) that is not a U.S. holder.

U.S. Holders

Reverse Stock Split

We believe that the reverse stock split of our common stock, whether treated separately or as part of one overall transaction that also includes the amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6, should qualify as a “recapitalization” for U.S. federal income tax purposes. Accordingly, a U.S. holder should not recognize any gain or loss as a result of the reverse stock split (except to the extent of cash received in lieu of a fractional share). Further, a U.S. holder’s aggregate tax basis in his, her, or its post-reverse stock split shares should equal the aggregate tax basis in the pre-reverse stock split shares exchanged therefor, reduced by the amount of the adjusted basis of any pre-reverse stock split shares exchanged that is allocated to any fractional share for which cash is received, and such holder’s holding period for the post-reverse stock split shares should include the period during which such stockholder held the pre-reverse stock split shares surrendered therefor. U.S. holders should consult their tax advisors as to application of the foregoing rules where shares of our common stock were acquired at different times or at different prices.

A U.S. holder who receives cash instead of a fractional share of post-reverse stock split shares should be treated as having received the fractional share pursuant to the reverse stock split and then as having exchanged the fractional share for cash in a redemption. In general, this deemed redemption will be treated as a sale or exchange, provided the redemption is not essentially equivalent to a dividend as discussed below. Gain or loss generally will be recognized based on the difference between the amount of cash received and the portion of the U.S. holder’s adjusted tax basis of the pre-reverse stock split shares allocable to such fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for such pre-reverse stock split shares is more than one year as of the effective date of the reverse stock split, and otherwise will be short-term capital gain or loss.

The receipt of cash is “not essentially equivalent to a dividend” if the reduction in a U.S. holder’s proportionate interest in our Company resulting from the reverse stock split (taking into account for this purpose shares of our common stock which such holder is considered to own under certain attribution rules) is considered a “meaningful reduction” given such U.S. holder’s particular facts and circumstances. The IRS has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of a corporation can satisfy this test. If the receipt of cash in lieu of a fractional share is not treated as capital gain or loss under the test just described, it will be treated first as ordinary dividend income to the extent of a U.S. holder’s ratable share of our current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the portion of the U.S. holder’s adjusted tax basis of the pre-reverse stock split shares which is allocable to such fractional share, and any remaining amount will be treated as capital gain.

Amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6

We believe that the amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6 should, whether treated separately or as part of one overall transaction that also includes the reverse stock split of our common stock, also constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, a U.S. holder of shares of a series of our outstanding preferred stock should recognize no gain or loss as a result of the amendments. Further, a U.S. holder’s aggregate tax basis in his, her, or its post-amendment shares of our preferred stock should be equal to the aggregate tax basis in the corresponding pre-amendment shares, and such holder’s holding period for the post-amendment shares should include the period during which such holder held the corresponding pre-amendment shares. U.S. holders should consult their tax advisors as to application of the foregoing rules where a U.S. holder holds more than one series of shares of our preferred stock or shares of our preferred stock were acquired at different times or at different prices.

Non-U.S. Holders

If the reverse stock split and the amendments to our Certificates of Designation under Proposals 2, 3, 4, 5 and 6, whether treated separately or as part of one overall transaction, constitute recapitalizations (as described above under the caption “-U.S. Holders”), non-U.S. holders should similarly not recognize gain or loss for U.S. federal income tax purposes upon the reverse stock split and such amendments (except to the extent of cash received in lieu of a fractional share).

If a non-U.S. holder receives cash in lieu of a fractional share, a non-U.S. holder generally should not be required to pay U.S. federal income tax on any gain realized in respect of such fractional share unless:

•	the gain is effectively connected with the non-U.S. holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by the non-U.S. holder in the U.S.), in which case the non-U.S. holder will be required to pay tax gain in respect of such fractional share (net of certain deductions or credits) under regular graduated U.S. federal income tax rates, and for a non-U.S. holder that is a corporation, such non-U.S. holder may be subject to a branch profits tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty; or

•	the non-U.S. holder is an individual who is present in the U.S. for a period or periods aggregating 183 days or more during the calendar year in which the exchange of pre-reverse stock split shares for post-reverse stock split shares occurs and certain other conditions are met, in which case the non-U.S. holder will be required to pay a flat 30% tax on the gain in respect of such fractional share, which tax may be offset by U.S. source capital losses (even though the non-U.S. holder is not considered a resident of the U.S.) subject to applicable income tax or other treaties providing otherwise.

A non-U.S. holder should consult his, her or its tax advisor if the cash received in lieu of fractional shares does not constitute a “meaningful reduction” in interest, as described above.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of our capital stock pursuant to the reverse stock split may be subject to information reporting, and may be subject to backup withholding at the applicable rate (currently 28 percent) if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Cash payments received by a non-U.S. holder of our capital stock pursuant to the reverse stock split may be subject to additional information reporting and backup withholding at the applicable rate (currently 28 percent) unless the non-U.S. holder establishes an exemption, for example by properly certifying its non-U.S. status on a Form W-8BEN or another appropriate version of IRS Form W-8. Backup withholding is not an additional United States federal income tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated, all share information included under this “Security Ownership of Certain Beneficial Owners and Management” heading does not reflect the proposed 1-for-• reverse stock split which we intend to effectuate prior to the consummation of the offering or the conversion of all our preferred stock into common stock, which we expect to occur upon consummation of the offering. Such matters are subject to stockholder approval.

The following table sets forth information as of December 15, 2015, with respect to the beneficial ownership of (i) any person known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors, (iii) each of our “named executive officers” and (iv) our directors and executive officers as a group. Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person’s address is c/o iSign Solutions Inc., 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065-1413.

	Common Stock		Series A-1 Cumulative Preferred Stock		Series B Participating Convertible Preferred Stock		Series C Participating Convertible Preferred Stock		Series D-1 Convertible Preferred Stock		Series D-2 Convertible Preferred Stock
Name of Beneficial Owner	Number of Shares (1)	Percent Of Class (1)	Number of Shares (2)	Percent of Class (2)	Number of Shares (3)	Percent Of Class (3)	Number of Shares (4)	Percent of Class (4)	Number of Shares (5)	Percent Of Class (5)	Number of Shares (6)	Percent Of Class (6)
Philip S. Sassower (8)	442,002,060	71.7%	—	—	7,606,578	57.7%	2,301,713	43.0%	1,466,787	10.4%	198,504	2.5%
Andrea Goren (9)	410,343,671	69.8%	—	—	7,640,025	57.9%	2,264,858	42.3%	1,039,762	7.4%	107,337	1.7%
Stanley Gilbert (10)	54,346,846	19.5%	—	—	167,235	1.3%	475,654	8.9%	144,500	1.8%	153,580	2.5%
Jeffrey Holtmeier (11)	2,423,540	1.0%	—	—	—	—	—	—	—	—	29,497	*
David E. Welch (12)	1,890,272	*	—	—	—	—	—	—	—	—	—	—
Michael W. Engmann (13)	227,524,729	50.1%	553,208	59.6%	631,457	4.8%	163,251	3.0%	2,291,788	16.3%	304,115	4.9%
Francis Elenio (14)	—	*	—	—	—	—	—	—	—	—	—	—
William Keiper (15)	26,927,933	10.3%	—	—	—	—	299,850	5.6%	—	—	—	—

All directors and executive officers as a group (8 persons) (16)	772,061,316	83.1%	553,208	59.6%	8,438,717	64.0%	3,258,206	60.8%	3,992,023	28.3%	689,926	11.1%

5% Shareholders
Phoenix Venture Fund LLC (17)	393,397,796	68.9%	—	—	7,606,578	57.7%	2,247,120	42.0%	—	—	—	—
*	Less than 1%.

	Pro Forma Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares (7)	Percent of Class
Philip S. Sassower (8)	1,406,888	34.5%
Andrea Goren (9)	1,308,337	32.8%
Stanley Gilbert (10)	144,539	5.0%
Jeffrey Holtmeier (11)	5,630	*
David E. Welch (12)	236,198	*
Michael W. Engmann (13)	651,424	19.3%
Francis Elenio (14)	—	—
William Keiper (15)	52,192	1.9%

All directors and executive officers as a group (8 persons) (16)	2,424,082	45.2%

5% Shareholders
Phoenix Venture Fund LLC (17)	1,275,503	32.3%
*	Less than 1%.
1.	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise or conversion of all options, warrants and other securities convertible into common stock, including shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of December 15, 2015. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of December 15, 2015 or securities convertible into common stock within 60 days of December 15, 2015 are deemed outstanding and held by the holder of such shares of common stock, options, warrants, or the other convertible securities listed above for purposes of computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person. The shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock beneficially owned stated in these columns are based on 234,307,542 shares of common stock, 928,657 shares of Series A-1 Preferred Stock, 13,190,948 shares of Series B Preferred Stock, 5,356,258 shares of Series C Preferred Stock, 7,877,863 shares of Series D-1 Preferred Stock and 6,223,488 shares of Series D-2 Preferred Stock outstanding as of December 15, 2015 and assume conversion of shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock at current conversion rates. The conversion prices of each such series of preferred stock will be reduced assuming each of Proposals 2, 3, 4, 5 and 6 are approved.
2.	Each outstanding share of Series A-1 Preferred Stock is presently convertible into 7.1429 shares of common stock. The shares of Series A-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-1 Preferred Stock stated in these columns reflect ownership of shares of Series A-1 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-1 Preferred Stock beneficially owned is based on 928,657 shares of Series A-1 Preferred Stock outstanding as of December 15, 2015.
3.	Each outstanding share of Series B Preferred Stock is presently convertible into 23.0947 shares of common stock. The shares of Series B Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series B Preferred Stock stated in these columns reflect ownership of shares of Series B Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series B Preferred Stock at this ratio. The percentage of beneficial ownership of Series B Preferred Stock beneficially owned is based on 13,190,948 shares of Series B Preferred Stock outstanding as of December 15, 2015.
4.	Each outstanding share of Series C Preferred Stock is presently convertible into 44.4444 shares of common stock. The shares of Series C Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series C Preferred Stock stated in these columns reflect ownership of shares of Series C Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series C Preferred Stock at this ratio. The percentage of beneficial ownership of Series C Preferred Stock beneficially owned is based on 5,356,258 shares of Series C Preferred Stock outstanding as of December 15, 2015.
5.	Each share of Series D-1 Preferred Stock is presently convertible into 44.4444 shares of common stock. The shares of Series D-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series D-1 Preferred Stock stated in these columns reflect ownership of shares of Series D-1 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series D-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series D-1 Convertible Preferred Stock beneficially owned is based on 7,877,863 shares of Series D-1 Convertible Preferred Stock outstanding as of December 15, 2015.
6.	Each share of Series D-2 Preferred Stock is presently convertible into 20.000 shares of common stock. The shares of Series D-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series D-2 Preferred Stock stated in these columns reflect ownership of shares of Series D-2 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series D-2 Preferred Stock at this ratio. The percentage of beneficial ownership of Series D-2 Preferred Stock beneficially owned is based on 6,223,488 shares of Series D-2 Preferred Stock outstanding as of December 15, 2015.
7.	Gives effect to (i) our proposed reverse stock split assuming such stock split is consummated at 1-for-1,000 (the midpoint of the proposed range of 1-for-750 and 1-for-1,250), (ii) the proposed conversion of all our preferred stock into common stock assuming each of Proposals 2, 3, 4, 5 and 6 are approved and (iii) the assumed sale of 2,500,000 shares of common stock in a public offering at a price per share of $4.00.

8.	Represents (a) 59,458,106 shares of common stock, (b) 8,500,800 shares issuable to Mr. Sassower upon the exercise of options exercisable within 60 days of December 15, 2015, (c) 175,671,637 shares of common stock issuable upon the conversion of 7,606,578 shares of Series B Preferred Stock, (d) 102,298,253 share of common stock issuable upon the conversion of 2,301,713 shares of Series C Preferred Stock, (e) 65,190,468 shares of common stock issuable upon the conversion of 1,466,787 shares of Series D-1 Preferred Stock (f) 3,970,080 shares of common stock issuable upon the conversion of 198,504 shares of Series D-2 Preferred Stock and (g) 26,912,716 shares of common stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC and Phoenix Enterprises Family Fund. Please see footnote 17 below for information concerning shares of common stock beneficially owned by Phoenix. Along with Mr. Goren, Mr. Sassower is the co-manager of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of common stock held by Phoenix and Phoenix Banner Holdings LLC, and, accordingly, Mr. Sassower may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein.
	Philip Sassower	SG Phoenix Ventures LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Enterprises Family Fund LLC	Phoenix Banner Holdings	Total
Common Shares	2,555,556		2,792,494	54,110,056			59,458,106
Stock Options	8,500,800						8,500,800
Series B Preferred Stock As If Converted to Common Stock				175,671,637			175,671,637
Series C Preferred Stock As If Converted to Common Stock				99,871,900	2,426,353		102,298,253
Series D-1 Preferred Stock As If Converted to Common Stock	22,932,110					42,258,358	65,190,468
Series D-2 Preferred Stock As If Converted to Common Stock	1,907,940					2,062,140	3,970,080
Warrants	10,281,505	3,000,000		—		13,631,211	26,912,716
Total	46,177,911	3,000,000	2,792,494	329,653,593	2,426,353	57,951,709	442,002,060
9.	Represents (a) 56,921,550 shares of common stock, (b) 10,200,960 shares issuable upon the exercise of options exercisable within 60 days of December 15, 2015, (c) 176,444,085 shares of common stock issuable upon the conversion of 7,640,025 shares of Series B Preferred Stock, (d) 100,660,255 shares of common stock issuable upon the conversion of 2,264,858 shares of Series C Preferred Stock, (e) 46,211,598 shares of common stock issuable upon the conversion of 1,039,762 shares of Series D-1 Preferred Stock (f) 2,146,740 shares of common stock issuable upon the conversion of 107,337 shares of Series D-2 Preferred Stock and (g) 17,758,483 shares of common stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC, Andax LLC and Mr. Goren. Please see footnote 17 below for information concerning Phoenix’s beneficial ownership. Mr. Goren is managing member Andax LLC and disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. Along with Mr. Sassower, Mr. Goren is the co-manager of SG Phoenix Ventures LLC, which has the power to vote and dispose of the shares held by Phoenix and by Phoenix Banner Holdings LLC, and accordingly, Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein.
	Andrea Goren	Andax, LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Banner Holdings	Total
Common Shares	19,000		2,792,494	54,110,056		56,921,550
Stock Options	10,200,960					10,200,960
Series B Preferred Stock As If Converted to Common Stock		772,448		175,671,637		176,444,085
Series C Preferred Stock As If Converted to Common Stock		788,355		99,871,900		100,660,255
Series D-1 Preferred Stock As If Converted to Common Stock		3,953,240			42,258,358	46,211,598
Series D-2 Preferred Stock As If Converted to Common Stock		84,600			2,062,140	2,146,740
Warrants		1,127,272	3,000,000	—	13,631,211	17,758,483
Total	10,219,960	6,725,915	5,792,494	329,653,593	57,951,709	410,343,671

10.	Represents (a) 9,976,813 shares of common stock, (b) 1,833,600 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 15, 2015, (c) 3,862,242 shares of common stock issuable upon the conversion of 167,235 shares of Series B Preferred Stock, and (d) 21,139,966 shares of common stock issuable upon the conversion of 475,654 shares of Series C Preferred Stock, (e) 6,422,222 shares of common stock issuable upon the conversion of 144,500 shares of Series D-1 Preferred Stock, and (f) 3,071,600 shares of common stock issuable upon the conversion of 153,580 shares of Series D-2 Preferred Stock, and (g) 8,040,402 shares of common stock issuable upon the exercise of warrants, (see table below for details) (d). As manager of Galaxy LLC, Mr. Gilbert has the power to vote and dispose of the shares of common stock held by Galaxy LLC, and, accordingly, Mr. Gilbert may be deemed to be the beneficial owner of the shares owned by Galaxy LLC.
	Stanley Gilbert	Stanley Gilbert PC	Galaxy LLC	Mrs. Gilbert	Total
Common Shares	6,018,176	28,485	1,783,035	2,147,117	9,976,813
Stock Options	1,833,600				1,833,600
Series B Preferred Stock As If Converted to Common Stock	3,862,242				3,862,242
Series C Preferred Stock As If Converted to Common Stock	21,139,966				21,139,966
Series D-1 Preferred Stock As If Converted to Common Stock	6,422,222				6,422,222
Series D-2 Preferred Stock As If Converted to Common Stock	3,071,600				3,071,600
Warrants	8,040,402				8,040,402
Total	50,388,208	28,485	1,783,035	2,147,117	54,346,845
11.	Represents (a) 1,833,600 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 15, 2015, (b) 589,940 shares of common stock issuable upon the conversion of 29,497 shares of Series D-2 Preferred Stock owned by Genext, LLC (“Genext”). As manager of Genext, Mr. Holtmeier has the power to vote and dispose of the shares of common stock held by Genext, and, accordingly, Mr. Holtmeier may be deemed to be the beneficial owner of the shares owned by CUBD and Genext.
12.	Represents 1,890,272 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 15, 2015.
13.	Represents (a) 7,746,420 shares of common stock beneficially owned by Mr. Engmann, (b) 3,951,510 shares of common stock issuable upon the conversion of 553,208 shares of Series A-1 Preferred Stock beneficially owned by Mr. Engmann, (c) 14,583,310 shares of common stock issuable upon the conversion of 631,457 shares of Series B Preferred Stock beneficially owned by Mr. Engmann (d) 7,255,591 shares of common stock issuable upon the conversion of 163,251 shares of Series C Preferred Stock beneficially owned by Mr. Engmann (e) 101,857,244 shares of common stock issuable upon the conversion of 2,291,788 shares of Series D-1 Preferred Stock beneficially owned by Mr. Engmann (f) 6,082,300 shares of common stock issuable upon the conversion of 304,115 shares of Series D-2 Preferred Stock beneficially owned by Mr. Engmann and (g) an aggregate of 86,048,354 shares of common stock issuable upon exercise of warrants exercisable within 60 days of December 15, 2015 beneficially owned by Mr. Engmann. See the following table for more detail. On November 16, 2015, Mr. Engmann was granted an option to purchase 1 million shares of common stock, none of which are exercisable within 60 days of December 15, 2015.
	Michael Engmann	MDNH Partners, LP	KENDU Partners Company	Total
Common Shares	2,461,716	4,041,140	1,243,564	7,746,420
Stock Options
Series A-1 Preferred Stock As If Converted to Common Stock	2,123,013	1,828,497	—	3,951,510
Series B Preferred Stock As If Converted to Common Stock	2,816,006	11,767,304	—	14,583,310
Series C Preferred Stock As If Converted to Common Stock	151,865	7,103,726	—	7,255,591
Series D-1 Preferred Stock As If Converted to Common Stock	101,857,244	—	—	101,857,244
Series D-2 Preferred Stock As If Converted to Common Stock	6,082,300	—	—	6,082,300
Warrants	86,048,354	—	—	86,048,354
Total	201,540,498	24,740,667	1,243,564	227,524,729
14.	On November 16, 2015, Mr. Elenio was granted an option to purchase 1 million shares of common stock, none of which are exercisable within 60 days of December 15, 2015.
15.	Represents (a) 12,868,239 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 15, 2015, (b) 13,326,653 shares issuable upon the conversion of 299,850 shares of Series C Preferred Stock beneficially owned by FirstGlobal Partners LLC (“FirstGlobal”). As manager of FirstGlobal, Mr. Keiper has the power to vote and dispose of the shares of common stock held by FirstGlobal and, accordingly, Mr. Keiper may be deemed to be the beneficial owner of the shares owned by FirstGlobal.
16.	Includes shares of common stock beneficially owned by Phoenix. Please see footnote 17 below for information concerning shares of common stock beneficially owned by Phoenix. Mr. Sassower and Mr. Goren are the co-managers of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of common stock held by Phoenix and, accordingly, Mr. Sassower and Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix. SG Phoenix Ventures LLC, Mr. Sassower and Mr. Goren each disclaim beneficial ownership of the shares owned by Phoenix, except to the extent of their respective pecuniary interests therein. The amount stated above includes an aggregate of 26,802,497 shares issuable upon the exercise of options within 60 days of December 15, 2015.

17.	SG Phoenix Ventures LLC is the Managing Member of Phoenix, with the power to vote and dispose of the shares of common stock held by Phoenix. Accordingly, SG Phoenix Ventures LLC may be deemed to be the beneficial owner of such shares. Andrea Goren is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of common stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. Philip Sassower is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of common stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix, and Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by SG Phoenix LLC, except to the extent of their respective pecuniary interests therein.
	Phoenix Venture Fund LLC	SG Phoenix Ventures LLC	Phoenix Banner Holdings	Total
Common Shares	54,110,056	2,792,492		56,902,550
Stock Options	—
Series B Preferred Stock As If Converted to Common Stock	175,671,637			175,671,637
Series C Preferred Stock As If Converted to Common Stock	99,871,900			99,871,900
Series D-1 Preferred Stock As If Converted to Common Stock			42,258,358	42,258,358
Series D-2 Preferred Stock As If Converted to Common Stock			2,062,140	2,062,140
Warrants	—	3,000,000	13,631,211	16,631,211
Total	329,653,593	5,792,494	57,951,709	393,397,796

ANNUAL REPORT; INCORPORATION BY REFERENCE

Our Annual Report on Form 10-K for the year ended December 31, 2014, containing audited financial statements for the years ended December 31, 2014 and December 31, 2013, is being delivered to our stockholders of record with this Proxy Statement. Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K (without exhibits) and additional copies of this Proxy Statement, each of which we have filed with the SEC. In addition, upon written request and payment of a fee equal to our reasonable expenses, we will send to stockholders of record for the year ended December 31, 2014, copies of any exhibit to our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC. All written requests should be directed to the Corporate Secretary of our Company at our address set forth referred to in the Notice of Internet Availability. We incorporate by reference into this Proxy Statement Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Item 8 (Financial Statements) of our Annual Report on Form 10-K.

FORWARD-LOOKING STATEMENTS

From time to time, we may provide information, whether orally or in writing, including certain statements in this Proxy Statement, which are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995, or the “Litigation Reform Act”. These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available.

The words “believes”, “anticipates”, “hopes”, “intends”, “expects”, and other words of similar import, constitute “forward looking” statements within the meaning of the Litigation Reform Act. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ materially from expectations. Such factors include the following: (1) technological, engineering, quality control or other circumstances which could delay the sale or shipment of products; (2) economic, business, market and competitive conditions in the software industry and technological innovations which could affect the Company’s business; (3) the Company’s ability to protect its trade secrets or other proprietary rights, operate without infringing upon the proprietary rights of others or prevent others from infringing on the proprietary rights of the Company; and (4) general economic and business conditions and the availability of sufficient financing.

In accordance with the provisions of the Litigation Reform Act, we are making you aware that such forward-looking statements, because they relate to future events and are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Proxy Statement and other public statements we make. Such factors are discussed in the “Risk Factors” section of our Annual Report on Form 10-K and other filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where our reports, proxy and information statements and other information regarding our Company may be obtained free of charge.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors knows of no other matters which will be acted upon at the Special Meeting. If any other matters are presented for action at the Special Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors,

Philip Sassower
Co-Chairman and Chief Executive Officer

Dated and Mailed:	Redwood Shores, California December •, 2015

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE URGED TO SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE OR BY MAIL AS SOON AS POSSIBLE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ISIGN SOLUTIONS INC.

Pursuant to Section 242 of the Delaware General Corporation Law, iSign Solutions Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph at the end thereof:

“Upon the effectiveness of the Certificate of Amendment of this Amended and Restated Certificate of Incorporation containing this sentence (the “Effective Time”), each 750 to 1,250 shares of the common stock, par value $.01 per share, of the Corporation issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time (the “Old Common Stock”) shall automatically be reclassified and combined into 1 share of common stock, par value $.01 per share, of the Corporation (the “New Common Stock”), the exact ratio within the 750-1,250 range to be determined by the Board of Directors of the Corporation or a committee thereof prior to the Effective Time and set forth in a written resolution filed with the minutes of such body and made available to any stockholder upon written request therefor (the “Reverse Stock Split”). Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon the surrender of the certificate for such Old Common Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Old Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined.”

SECOND: On •, 2015, the Board of Directors of the Corporation or a committee thereof determined that each • shares of the Old Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified and combined into one validly issued, fully paid and non-assessable share of New Common Stock.

A-1

THIRD: The forgoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this __ day of __________, 20__.

ISIGN SOLUTIONS INC.

By:
	Name:	Andrea Goren
	Title:	Chief Financial Officer

A-2

APPENDIX B

CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

OF

SERIES A-1 CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF

ISIGN SOLUTIONS INC.

Pursuant to Section 242 of the Delaware General Corporation Law, iSign Solutions Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The penultimate sentence of Section 5(a) of the Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock (the “Certificate of Designation”) of the Corporation is hereby amended and restated in its entirety as follows:

“The “Conversion Price” as of the effectiveness of the Certificate of Amendment of this Third Amended and Restated Certificate of Designation containing this sentence (the “Effective Time”) is equal to $0.01555 per share, as adjusted under the terms of Section 5(c) to give effect to the reverse stock split of the Company’s common stock (of not less than 1-for-750 and not more than 1-for-1,250), which stock split, for purposes of this sentence, shall be deemed to have occurred immediately following the Effective Time (and therefore such adjustment shall automatically take effect immediately following the Effective Time); provided, however, that if the Company fails to consummate a public offering of its common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then the Conversion Price shall be equal to what the Conversion Price was immediately prior to the Effective Time, subject to further adjustment as provided in Section 5(c) below.”

SECOND: the Certificate of Designation of the Corporation is hereby amended to include a new Section 5(d) at the end of Section 5, as follows:

(d) Automatic Conversion. Each share of Series A-1 Preferred Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is obtained by dividing the Series A-1 Issue Price by the Conversion Price at the time in effect for such shares immediately upon the closing of the sale of shares of Common Stock to the public at a price of not less than $4.00 per share (subject to appropriate adjustment for stock splits, combinations and other similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $8 million of gross proceeds to the Company.

THIRD: Section 5(c)(vi) of the Certificate of Designation of the Corporation is hereby amended and restated in its entirety as follows:

“[Reserved]”

FOURTH: The foregoing amendments to the Certificate of Designation of the Corporation were duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this __ day of _____, 20__.

ISIGN SOLUTIONS INC.

By:
	Name:	Andrea Goren
	Title:	Chief Financial Officer

B-2

APPENDIX C

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

OF

SERIES B PARTICIPATING CONVERTIBLE PREFERRED STOCK

OF

ISIGN SOLUTIONS INC.

Pursuant to Section 242 of the Delaware General Corporation Law, iSign Solutions Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The last sentence of Section 6(a) of the Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock (the “Certificate of Designation”) of the Corporation is hereby amended and restated in its entirety as follows:

“The “Conversion Price” as of the effectiveness of the Certificate of Amendment of this Second Amended and Restated Certificate of Designation containing this sentence (the “Effective Time”) is equal to $0.01037 per share, as adjusted under the terms of Section 6(e) to give effect to the reverse stock split of the Company’s common stock (of not less than 1-for-750 and not more than 1-for-1,250), which stock split, for purposes of this sentence, shall be deemed to have occurred immediately following the Effective Time (and therefore such adjustment shall automatically take effect immediately following the Effective Time); provided, however, that if the Company fails to consummate a public offering of its common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then the Conversion Price shall be equal to what the Conversion Price was immediately prior to the effectiveness of this Certificate of Amendment, subject to further adjustment as provided in Section 6(e) below.”

SECOND: Section 6(b) of the Certificate of Designation of the Corporation is hereby amended and restated in its entirety as follows:

“Each share of Series B Preferred Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is obtained by dividing the Original Issue Price by the Conversion Price at the time in effect for such shares immediately upon (i) the date specified by written consent or agreement of the Required Series B Holders or (ii) the closing of the sale of shares of Common Stock to the public at a price of not less than $4.00 per share (subject to appropriate adjustment for stock splits, combinations and other similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $8 million of gross proceeds to the Company.”

C-1

THIRD: The foregoing amendments to the Certificate of Designation of the Corporation were duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this __ day of _____, 20__.

ISIGN SOLUTIONS INC.

By:
	Name:	Andrea Goren
	Title:	Chief Financial Officer

C-2

APPENDIX D

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

OF

SERIES C PARTICIPATING CONVERTIBLE PREFERRED STOCK

OF

ISIGN SOLUTIONS INC.

Pursuant to Section 242 of the Delaware General Corporation Law, iSign Solutions Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The last sentence of Section 6(a) of the Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock (the “Certificate of Designation”) of the Corporation is hereby amended and restated in its entirety as follows:

“The “Conversion Price” as of the effectiveness of the Certificate of Amendment of this Amended and Restated Certificate of Designation containing this sentence (the “Effective Time”) is equal to $0.00777 per share, as adjusted under the terms of Section 6(e) to give effect to the reverse stock split of the Company’s common stock (of not less than 1-for-750 and not more than 1-for-1,250), which stock split, for purposes of this sentence, shall be deemed to have occurred immediately following the Effective Time (and therefore such adjustment shall automatically take effect immediately following the Effective Time); provided, however, that if the Company fails to consummate a public offering of its common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then the Conversion Price shall be equal to what the Conversion Price was immediately prior to the Effective Time, subject to further adjustment as provided in Section 6(e) below.”

SECOND: Section 6(b) of the Certificate of Designation of the Corporation is hereby amended and restated in its entirety as follows:

“Each share of Series C Preferred Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is obtained by dividing the Original Issue Price by the Conversion Price at the time in effect for such shares immediately upon (i) the date specified by written consent or agreement of the Required Series C Holders or (ii) the closing of the sale of shares of Common Stock to the public at a price of not less than $4.00 per share (subject to appropriate adjustment for stock splits, combinations and other similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $8 million of gross proceeds to the Company.”

D-1

THIRD: The last sentence of Section 6(d)(ii) of the Certificate of Designation of the Corporation is hereby deleted.

FOURTH: The foregoing amendments to the Certificate of Designation of the Corporation were duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this __ day of _____, 20__.

ISIGN SOLUTIONS INC.

By:
	Name:	Andrea Goren
	Title:	Chief Financial Officer

D-2

APPENDIX E

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF DESIGNATION

OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

ISIGN SOLUTIONS INC.

Pursuant to Section 242 of the Delaware General Corporation Law, iSign Solutions Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Section 6(a) of the Certificate of Designation of the Series D Convertible Preferred Stock (the “Certificate of Designation”) of the Corporation is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the forgoing, the “Conversion Price” as of the effectiveness of the Certificate of Amendment of this Certificate of Designation containing this sentence (the “Effective Time”) is equal to $0.00579 per share with respect to the Series D-1 Preferred Shares, as adjusted under the terms of Section 6(e) to give effect to the reverse stock split of the Company’s common stock (of not less than 1-for-750 and not more than 1-for-1,250), which stock split, for purposes of this sentence, shall be deemed to have occurred immediately following the Effective Time (and therefore such adjustment shall automatically take effect immediately following the Effective Time); provided, however, that if the Company fails to consummate a public offering of its common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then such Conversion Price shall be equal to what such Conversion Price was immediately prior to the Effective Time, subject to further adjustment as provided in Section 6(e) below.”

SECOND: The first sentence of Section 6(b) of the Certificate of Designation of the Corporation is hereby amended and restated in its entirety as follows:

“Each share of Series D-1 Preferred Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is obtained by dividing the Original Issue Price by the Conversion Price at the time in effect for such shares immediately upon (i) the date specified by written consent or agreement of the holders representing a majority of the then outstanding shares of Series D-1 Preferred Stock, (ii) the date specified by written consent or agreement of the Required Series B Holders to automatically convert the Series B Preferred Stock or (iii) the closing of the sale of shares of Common Stock to the public at a price of not less than $4.00 per share (subject to appropriate adjustment for stock splits, combinations and other similar recapitalizations affecting such shares), in a firm-

E-1

commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $8 million of gross proceeds to the Company.”

THIRD: Section 6(d)(ii) of the Certificate of Designation of the Corporation is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the second sentence of this Section 6(d)(ii) shall not apply to adjustments to the Conversion Price of the Series D-1 Preferred Stock.”

FOURTH: The foregoing amendments to the Certificate of Designation of the Corporation were duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this __ day of _____, 20__.

ISIGN SOLUTIONS INC.

By:
	Name:	Andrea Goren
	Title:	Chief Financial Officer

E-2

APPENDIX F

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF DESIGNATION

OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

ISIGN SOLUTIONS INC.

Pursuant to Section 242 of the Delaware General Corporation Law, iSign Solutions Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Section 6(a) of the Certificate of Designation of the Series D Convertible Preferred Stock (the “Certificate of Designation”) of the Corporation is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the forgoing, the “Conversion Price” as of the effectiveness of the Certificate of Amendment of this Certificate of Designation containing this sentence (the “Effective Time”) is equal to $0.00686 per share with respect to the Series D-2 Preferred Shares, as adjusted under the terms of Section 6(e) to give effect to the reverse stock split of the Company’s common stock (of not less than 1-for-750 and not more than 1-for-1,250), which stock split, for purposes of this sentence, shall be deemed to have occurred immediately following the Effective Time (and therefore such adjustment shall automatically take effect immediately following the Effective Time); provided, however, that if the Company fails to consummate a public offering of its common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company by December 31, 2016, then such Conversion Price shall be equal to what such Conversion Price was immediately prior to the Effective Time, subject to further adjustment as provided in Section 6(e) below.”

SECOND: The last sentence of Section 6(b) of the Certificate of Designation of the Corporation is hereby amended and restated in its entirety as follows:

“Each share of Series D-2 Preferred Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is obtained by dividing the Original Issue Price by the Conversion Price at the time in effect for such shares immediately upon (i) the date specified by written consent or agreement of the holders representing a majority of the then outstanding shares of Series D-2 Preferred Stock, (ii) the date specified by written consent or agreement of the Required Series B Holders to automatically convert the Series B Preferred Stock or (iii) the closing of the sale of shares of Common Stock to the public at a price of not less than $4.00 per share (subject to appropriate adjustment for stock splits, combinations and other

F-1

similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $8 million of gross proceeds to the Company.”

THIRD: Section 6(d)(ii) of the Certificate of Designation of the Corporation is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the second sentence of this Section 6(d)(ii) shall not apply to adjustments to the Conversion Price of the Series D-2 Preferred Stock.”

FOURTH: The foregoing amendments to the Certificate of Designation of the Corporation were duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this __ day of _____, 20__.

ISIGN SOLUTIONS INC.

By:
	Name:	Andrea Goren
	Title:	Chief Financial Officer

F-2

APPENDIX G

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ISIGN SOLUTIONS INC.

(Originally incorporated on October 1, 1986)

iSign Solutions Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1. That the Corporation was incorporated upon the filing of its original certificate of incorporation on October 1, 1986 under the name “Communication Intelligence Corporation”.

2. That the Board of Directors and the stockholders of the Corporation pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, duly adopted the amendment and restatement to the Corporation’s certificate of incorporation as follows:

FIRST: The name of the Corporation is iSign Solutions Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 N. Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (a) The total number of shares which the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares of capital stock, of which Twenty Million (20,000,000) shall be shares of Common Stock, par value $.01 per share, and Five Million (5,000,000) shall be shares of Preferred Stock, par value $.01 per share.

(b) Subject to all of the rights of the Preferred Stock, and except as may be provided expressly with respect to the Preferred Stock herein, by law or by the Board of Directors pursuant to this article Fourth, (1) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends; (2) the holders of Common Stock and Preferred Stock shall have the right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and (3) upon the voluntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

(c) The shares of Preferred stock may be issued from time to time in one or more series. The Board of Directors hereby is authorized to establish from time to time by resolution or resolutions and, if and to the extent from time to time required by law, by filing a certificate pursuant to the applicable law of the State of Delaware the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including but not limited to the fixing or alteration of the dividend rights, dividend rate or rates, conversion rights, voting rights, rights in terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any or all of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. In addition to all of the qualifications, limitations or restrictions that may be attached to the shares of Preferred Stock of any series, each share of Preferred Stock of any series shall be entitled to receive the par value thereof, being $.01 per share, on the dissolution, liquidation or winding-up of the Corporation.

(d) No holder of any stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock or any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

G-1

(e) Except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with the Delaware Secretary of State in accordance with Section (c) of this Article Fourth) that relates solely to the designation rights, preferences, power and restrictions of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to applicable law or this Second Amended and Restated Certificate of Incorporation (including any certificate of designation filed with e Delaware Secretary of State in accordance with Section (c) of this Article Fourth).

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have the power to make, alter, amend and repeal the bylaws (except so far as the bylaws adopted by the stockholders shall otherwise provide). Any bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the Board of Directors or by the Stockholders.

SIXTH: (a) The business and affairs of the Corporation shall be managed by the Board of Directors of the Corporation.

(b) The number of directors which shall constitute the whole Board of Directors of the Corporation shall be as specified in the bylaws of the Corporation.

(c) To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation with respect to any act or omission occurring prior to the time of such repeal or modification.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Amended and Restated Certificate of Incorporation, and all rights conferred on stockholders herein are granted subject to this reservation.

EIGHTH: Notwithstanding any provision to the contrary in this Second Amended and Restated Certificate of Incorporation, the Corporation is prohibited from issuing nonvoting equity securities.

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this __ day of __________, 20__.

ISIGN SOLUTIONS INC.

By:
	Name:	Andrea Goren
	Title:	Chief Financial Officer

G-2

ISIGN SOLUTIONS INC.

275 SHORELINE DRIVE
SUITE 500
REDWOOD SHORES, CALIFORNIA 94065

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by iSign Solutions Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet, and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1 800.690.6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote process, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ISIGN SOLUTIONS INC.

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" the following proposals:

	For	Against	Abstain
1. Approval of amendment to our Amended and Restated Certificate of Incorporation to effect a reverse split of the issued and outstanding shares of our common stock at the discretion of the Board of Directors at a ratio of not less than 1-for-750 and not more than 1-for-1,250 (to be voted on by all common and preferred stockholders together as a single class)	☐	☐	☐
Proposal 1 also to be voted on by holders of common stock as a separate class			
Proposal 1 also to be voted on by holders of Series B Preferred Stock as a separate class			
Proposal 1 also to be voted on by holders of Series C Preferred Stock as a separate class			
Proposal 1 also to be voted on by holders of Series D-1 Preferred Stock as a separate class			
Proposal 1 also to be voted on by holders of Series D-2 Preferred Stock as a separate class			
2. Approval of amendment to our Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock to, among other things, automatically convert each share of Series A-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the company and reduce the conversion price of our Series A-1 Preferred Stock (to be voted on by all preferred stockholders together as a single class)....................	☐	☐	☐
Proposal 2 also to be voted on by holders of Series A-1 Preferred Stock as a separate class			
Proposal 2 also to be voted on by holders of Series B Preferred Stock as a separate class			
Proposal 2 also to be voted on by holders of Series C Preferred Stock as a separate class			
Proposal 2 also to be voted on by holders of Series D-1 Preferred Stock as a separate class			
Proposal 2 also to be voted on by holders of Series D-2 Preferred Stock as a separate class			
3. Approval of amendment to our Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock to automatically convert each share of Series B Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the company and reduce the conversion price of our Series B Preferred Stock (to be voted on by all preferred stockholders together as a single class)....................	☐	☐	☐
Proposal 3 also to be voted on by holders of Series B Preferred Stock as a separate class			
Proposal 3 also to be voted on by holders of Series C Preferred Stock as a separate class			
Proposal 3 also to be voted on by holders of Series D-1 Preferred Stock as a separate class			
Proposal 3 also to be voted on by holders of Series D-2 Preferred Stock as a separate class			
4. Approval of amendment to our Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock to, among other things, automatically convert each share of Series C Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the company and reduce the conversion price of our Series C Preferred Stock (to be voted on by all preferred stockholders together as a single class)	☐	☐	☐
Proposal 4 also to be voted on by holders of Series B Preferred Stock as a separate class			
Proposal 4 also to be voted on by holders of Series C Preferred Stock as a separate class			
Proposal 4 also to be voted on by holders of Series D-1 Preferred Stock as a separate class			
Proposal 4 also to be voted on by holders of Series D-2 Preferred Stock as a separate class			
5. Approval of amendment to our Certificate of Designation of the Series D Convertible Preferred Stock to, among other things, automatically convert each share of Series D-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the company and reduce the conversion price of our Series D-1 Preferred Stock (to be voted on by all preferred stockholders together as a single class)....................	☐	☐	☐
Proposal 5 also to be voted on by holders of Series B Preferred Stock as a separate class			
Proposal 5 also to be voted on by holders of Series C Preferred Stock as a separate class			
Proposal 5 also to be voted on by holders of Series D-1 Preferred Stock as a separate class			
Proposal 5 also to be voted on by holders of Series D-2 Preferred Stock as a separate class			
6. Approval of amendment to our Certificate of Designation of the Series D Convertible Preferred Stock to, among other things, automatically convert each share of Series D-2 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the company and reduce the conversion price of our Series D-2 Preferred Stock (to be voted on by all preferred stockholders together as a single class)....................	☐	☐	☐
Proposal 6 also to be voted on by holders of Series B Preferred Stock as a separate class			
Proposal 6 also to be voted on by holders of Series C Preferred Stock as a separate class			
Proposal 6 also to be voted on by holders of Series D-1 Preferred Stock as a separate class			
Proposal 6 also to be voted on by holders of Series D-2 Preferred Stock as a separate class			
7. Approval of a Second Amended and Restated Certificate of Incorporation to integrate the then-in-effect provisions of our Amended and Restated Certificate of Incorporation and further amend those provisions by, among other things, decreasing our authorized common stock and preferred stock (to be voted on by all stockholders together as a single class)	☐	☐	☐
Proposal 7 also to be voted on by holders of common stock as a separate class			
Proposal 7 also to be voted on by holders of preferred stock as a separate class			
Proposal 7 also to be voted on by holders of Series B Preferred Stock as a separate class			
Proposal 7 also to be voted on by holders of Series C Preferred Stock as a separate class			
Proposal 7 also to be voted on by holders of Series D-1 Preferred Stock as a separate class			
Proposal 7 also to be voted on by holders of Series D-2 Preferred Stock as a separate class			
8. Approval of adjournment of the special meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve one or more of Proposals 1, 2, 3, 4, 5, 6 and 7....................	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4, 5, 6 and 7. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owner)	Date

ISIGN SOLUTIONS INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of common stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and/or Series D-2 Preferred Stock (collectively, the "Shares'') of iSign Solutions Inc. (the "Company") hereby acknowledges receipt of the notice of the Special Meeting of Stockholders of the Company to be held at the Company's headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, on January •, 2016, at • a.m., local time (the "Special Meeting"), hereby revokes any prior proxies given with respect to the Shares, and hereby appoints each of Phillip S. Sassower, Co-Chairman of the Board of Directors and Chief Executive Officer of the Company, and Andrea Goren, Chief Financial Officer of the Company, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all the Shares which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Special Meeting, and at any adjournments or postponements thereof, with respect to the proposals hereinafter set forth upon which such Shares are entitled to vote and upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. **The undersigned holder of Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and/or Series D-2 Preferred Stock of the Company hereby acknowledges and agrees that if such holder does not vote against or abstain from any of the proposals, such holder will, by executing and not properly revoking this proxy, have consented in writing to, and be deemed automatically to have consented in writing to, approve such proposal.**

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).
IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE